                                                     Reg. Nos. 33-48994/811-7024

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                     [ X ]

    Pre-Effective Amendment No.                                            [   ]
                                ------
    Post-Effective Amendment No.   11                                      [ X ]
                                 ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

    Amendment No.   13                                                     [ X ]
                  ------

                        (Check appropriate box or boxes.)

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

Jeff B. Curtis
1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

    X    immediately upon filing pursuant to paragraph (b)
  -----
         on ________________ pursuant to paragraph (b)
  -----
         60 days after filing pursuant to paragraph (a) (1)
  -----
         on ________________ pursuant to paragraph (a) (1)
  -----
         75 days after filing pursuant to paragraph (a)(2)
  -----
         on ________________ pursuant to paragraph (a)(2) of Rule 485
  -----

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a ----- previously filed post-effective amendment.

                                  [BIRD SYMBOL]
            ========================================================
                                 COLUMBIA FUNDS
            ========================================================

                                   PROSPECTUS

                                FEBRUARY 20, 2001

                           COLUMBIA COMMON STOCK FUND
            ========================================================
                              COLUMBIA GROWTH FUND
            ========================================================
                        COLUMBIA INTERNATIONAL STOCK FUND
            ========================================================
                              COLUMBIA SPECIAL FUND
            ========================================================
                             COLUMBIA SMALL CAP FUND
            ========================================================
                        COLUMBIA REAL ESTATE EQUITY FUND
            ========================================================
                            COLUMBIA TECHNOLOGY FUND
            ========================================================
                          COLUMBIA STRATEGIC VALUE FUND
            ========================================================
                             COLUMBIA BALANCED FUND
            ========================================================
                          COLUMBIA SHORT TERM BOND FUND
            ========================================================
                      COLUMBIA FIXED INCOME SECURITIES FUND
            ========================================================
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
            ========================================================
                       COLUMBIA OREGON MUNICIPAL BOND FUND
            ========================================================
                            COLUMBIA HIGH YIELD FUND
            ========================================================
                          COLUMBIA DAILY INCOME COMPANY
            ========================================================

                                FEBRUARY 20, 2001

                                   PROSPECTUS
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

INTRODUCTION                 1      A TEAM APPROACH TO INVESTING
                             2      RISK OF INVESTING IN MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION                  2      STOCK FUND INVESTING
ABOUT                        3      BOND FUND INVESTING
COLUMBIA FUNDS               4      COLUMBIA COMMON STOCK FUND
                             6      COLUMBIA GROWTH FUND
                             9      COLUMBIA INTERNATIONAL STOCK FUND
                             12     COLUMBIA SPECIAL FUND
                             15     COLUMBIA SMALL CAP FUND
                             18     COLUMBIA REAL ESTATE EQUITY FUND
                             21     COLUMBIA TECHNOLOGY FUND
                             24     COLUMBIA STRATEGIC VALUE FUND
                             27     COLUMBIA BALANCED FUND
                             30     COLUMBIA SHORT TERM BOND FUND
                             33     COLUMBIA FIXED INCOME SECURITIES FUND
                             35     COLUMBIA NATIONAL MUNICIPAL BOND FUND
                             37     COLUMBIA OREGON MUNICIPAL BOND FUND
                             40     COLUMBIA HIGH YIELD FUND
                             42     COLUMBIA DAILY INCOME COMPANY
--------------------------------------------------------------------------------
MANAGEMENT                   44     COLUMBIA INVESTMENT TEAM
--------------------------------------------------------------------------------
INVESTOR                     48     INSTRUCTIONS FOR ACCOUNTS
SERVICES                     50     PURCHASING SHARES
                             50     SELLING SHARES
                             51     IMPORTANT FUND POLICIES
                             55     DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
MORE ABOUT                   58     PORTFOLIO SECURITIES
THE FUNDS                    62     MORE ABOUT RISKS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               THE COLUMBIA FAMILY
                                OF NO-LOAD FUNDS

--------------------------------------------------------------------------------
                           COLUMBIA COMMON STOCK FUND
--------------------------------------------------------------------------------
                              COLUMBIA GROWTH FUND
--------------------------------------------------------------------------------
                        COLUMBIA INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                              COLUMBIA SPECIAL FUND
--------------------------------------------------------------------------------
                             COLUMBIA SMALL CAP FUND
--------------------------------------------------------------------------------
                        COLUMBIA REAL ESTATE EQUITY FUND
--------------------------------------------------------------------------------
                            COLUMBIA TECHNOLOGY FUND
--------------------------------------------------------------------------------
                          COLUMBIA STRATEGIC VALUE FUND
--------------------------------------------------------------------------------
                             COLUMBIA BALANCED FUND
--------------------------------------------------------------------------------
                          COLUMBIA SHORT TERM BOND FUND
--------------------------------------------------------------------------------
                      COLUMBIA FIXED INCOME SECURITIES FUND
--------------------------------------------------------------------------------
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                       COLUMBIA OREGON MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                            COLUMBIA HIGH YIELD FUND
--------------------------------------------------------------------------------
                          COLUMBIA DAILY INCOME COMPANY
--------------------------------------------------------------------------------

                                  INTRODUCTION
--------------------------------------------------------------------------------

This Prospectus is designed to provide you with important information about investing in Columbia Funds. Each Fund is presented separately with descriptions of the following:


[Man with telescope symbol] GOAL AND STRATEGY
                            ------------------------
              [Fire symbol] INVESTMENT RISKS
                            ------------------------
             [Faces symbol] WHO SHOULD INVEST?
                            ------------------------
             [Graph symbol] HISTORICAL PERFORMANCE
                            ------------------------
           [Percent symbol] EXPENSES
                            ------------------------
          [Moneybag symbol] FINANCIAL HIGHLIGHTS
                            ------------------------

For additional information about the strategies and risks of the Funds, please refer to "More About the Funds" in the back of this Prospectus.

A TEAM APPROACH TO INVESTING

Columbia takes a unique approach to investing, where all Funds are managed using the expertise of the entire Investment Team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders. This investment strategy is an integral part of security selection for all Funds.


As part of its active management, Columbia's Investment Team meets weekly to review and discuss the dynamics of the overall investment and economic environment, taking into account broad indicators such as economic growth, inflation, interest rates, monetary policy, demographics and money flows. This evaluation leads to the development of broad investment themes, which create a framework for industry and stock selection. For certain funds, the macroeconomic evaluation also provides a guide for selecting market capitalizations. Investment themes are based on the review and discovery of changes in the environment that may not yet be widely recognized or understood by the rest of the investment community. Investment themes are also developed based on secular trends that the Investment Team sees unfolding over a long period of time. This approach to investment management is often referred to as "top down, sector rotation."

[SIDENOTE]

Individual analysts track specific market sectors or industries, identifying securities within those areas that are expected to reward shareholders. [GRAPHIC]


                                  INTRODUCTION

Following this "top down" overview, the large cap, small/mid cap and fixed income teams meet separately to discuss strategy and select securities based on fundamental and technical analysis. This involves a bottom-up review of individual companies, where the team looks at factors such as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, dividend payment history and potential, price/earnings and price/book ratios, as well as investments in research and development. In areas other than large cap, this bottom-up analysis is even more critical to uncovering companies whose products or services are offering a competitive advantage.


For fixed income securities, a top down approach is used to determine sector emphasis between different types of instruments. Like the equity investment team, Columbia's bond team is made up of various fixed income specialists who have responsibility for analyzing and selecting particular securities. The bond team works to appropriately shift emphasis between levels of quality, maturity, coupon and types of debt instruments based on their relative attractiveness. The bond team also uses a proprietary horizon analysis model to gauge the performance of different bonds and the portfolios under various interest rate scenarios.

RISK OF INVESTING IN MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or endorsed by any bank, government agency or the FDIC. The value of your investment will likely fluctuate. Because you could lose money by investing in these Funds, please be sure to read all the risk disclosure carefully before investing. The description of each Fund contains a discussion of principal investment risks, and a more detailed discussion of risks is located at the back of this Prospectus under "More About the Funds."

                        INFORMATION ABOUT COLUMBIA FUNDS
--------------------------------------------------------------------------------

STOCK FUND INVESTING

Columbia's stock funds invest principally in the stocks of public companies. Companies sell shares of stock to help finance their business. Returns on stocks are earned through a combination of dividends paid on each share and any increase or decrease in the market price of the shares. The smaller the market capitalization of a company, generally the less likely it will pay dividends. That's because companies with a small market capitalization tend to use excess earnings to help fund growth. The investment strategy of a number of the equity funds described in this Prospectus is shaped, in part, by the market capitalization (the total value of a company's outstanding stock) of the companies in which the Funds may invest. As of the date of this Prospectus, large cap generally refers to companies with $9 billion or more in outstanding stock, mid cap is considered to have approximately $2 to $9 billion, and small cap is considered to have less than $2 billion.

Generally, stock fund returns fluctuate more than bond and money market fund returns, but stocks historically have offered investors the most long-term growth. Columbia's stock funds vary in their level of risk or volatility, depending upon the types and average market capitalizations of the stocks they hold. As a general rule, the smaller a company's market cap, the more volatile its stock price is likely to be.

BOND FUND INVESTING

Bonds are often called fixed income investments because they earn a fixed rate of interest. Bonds are issued by corporations as well as by local, state and federal governments and their agencies to raise money. The issuer of a bond is borrowing money from investors. A bond represents a promise to pay back this money (referred to as principal or face amount) at a specified time (maturity date), plus a specified amount of interest (coupon).

Investment return on a bond is earned through the payment of interest and any price appreciation or depreciation if the bond is sold before maturity. Most bonds pay interest every six months. Because bond funds consist of many bonds that are bought and sold on an ongoing basis, a bond fund investment does not have a maturity date and does not earn a fixed interest rate. In addition, the share price of a bond fund fluctuates daily to reflect the current value of all bonds in the fund. The maturities of all the bonds within a bond fund can be combined to determine its average maturity. Generally, the longer the average maturity of a bond fund portfolio, the more sensitive its net asset value to changes in interest rates.

Another distinguishing characteristic of a bond fund is its average credit quality. Generally, the lower the credit quality of bonds in a portfolio, the more sensitive the fund's net asset value to the activities and financial prospects of the companies issuing the bonds, as well as to general economic and market conditions.

While bonds have not generated as high an investment return as stocks over time, their returns are generally less volatile.


                   INFORMATION ABOUT COLUMBIA FUNDS

                           COLUMBIA COMMON STOCK FUND
--------------------------------------------------------------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
                         -------------------------------------------------------

The Fund seeks capital appreciation by investing, under normal market conditions, at least 65% of its assets in stocks of large-cap, well-established companies. Many of the Fund's stocks have a history of paying level or rising dividends and are expected to continue paying dividends.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.

[FIre symbol] INVESTMENT RISKS
              ------------------------------------------------------------------

This Fund has stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a significant portion of the Fund's total assets invested in technology stocks, sector risk is high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

[Faces symbol] WHO SHOULD INVEST?
               -----------------------------------------------------------------

This Fund is most appropriate for:

-    Long-term investors

- Investors seeking a large-cap fund to balance their bond or small- and mid-cap stock portfolios

-    Those willing to accept short-term price fluctuations

[Graph symbol] HISTORICAL PERFORMANCE
               -----------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[COLUMN CHART]

[PLOT POINTS]

1992          9.99%
1993         16.44%
1994          2.06%
1995         30.84%
1996         20.71%
1997         25.37%
1998         26.28%
1999         25.76%
2000         -5.73%

BEST QUARTER: 4Q `98 at 23.30%        WORST QUARTER: 3Q `98 at -11.46%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                      AS OF 12/31/00
--------------------------------------------------------------------------------
                                                                     INCEPTION
                                                  1 YEAR    5 YEARS  (10/1/91)
COLUMBIA COMMON STOCK FUND                        -5.73%    17.77%    16.90%
--------------------------------------------------------------------------------
S&P 500 INDEX                                     -9.11%    18.33%    16.54%
--------------------------------------------------------------------------------

The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market.

[Percent symbol] EXPENSES
                 ---------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------
(expenses that are paid out of Fund assets)
-----------------------------------------------
Management Fees                                      0.60%
-----------------------------------------------
Distribution and/or Service (12b-1) Fees              None
-----------------------------------------------
Other Expenses                                       0.15%
-----------------------------------------------
               Total Annual Fund Operating Expenses  0.75%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR    3 YEARS    5 YEARS    10 YEARS
$77       $240       $417       $930

[Money bag symbol] FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     2000        1999      1998       1997      1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...........................      $28.90      $24.40    $22.02     $19.26    $18.59
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ..............................       (0.01)       0.03      0.09       0.29      0.25
   Net realized and unrealized gains (losses) on investments .       (1.54)       6.25      5.68       4.58      3.61
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ..........................       (1.55)       6.28      5.77       4.87      3.86
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ......................          --       (0.03)    (0.13)     (0.27)    (0.23)
   Distributions from capital gains ..........................       (3.01)      (1.75)    (3.26)     (1.84)    (2.96)
------------------------------------------------------------------------------------------------------------------------------
   Total distributions .......................................       (3.01)      (1.78)    (3.39)     (2.11)    (3.19)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .................................      $24.34      $28.90    $24.40     $22.02    $19.26
------------------------------------------------------------------------------------------------------------------------------
Total return .................................................       -5.73%      25.76%    26.28%     25.37%    20.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .......................    $895,134    $959,910  $797,147   $783,906  $536,760
Ratio of expenses to average net assets ......................        0.75%       0.77%     0.80%      0.77%     0.76%
Ratio of net investment income (loss) to average net assets ..       (0.05)%      0.09%     0.56%      1.37%     1.32%
Portfolio turnover rate ......................................         104%         97%      141%        90%      111%



                                STOCK FUNDS

COLUMBIA GROWTH FUND
--------------------

[Man w/telescope symbol] GOAL AND STRATEGY
                         -------------------------------------------------------

The Fund seeks capital appreciation by investing, under normal market conditions, in stocks of companies expected to experience long-term, above average earnings growth. These companies tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.

[Fire symbol] INVESTMENT RISKS
              ------------------------------------------------------------------

This Fund has stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


Sector risk refers to the chance that the Fund's return could be hurt significantly by problems affecting a particular market sector. With a significant portion of the Fund's total assets invested in technology stocks, sector risk is high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.


Because it concentrates on growth stocks, the Fund is subject to the risk that growth stocks may be out of favor with investors for an extended period of time.

[Faces symbol] WHO SHOULD INVEST?
               -----------------------------------------------------------------

This Fund is most appropriate for:

-    Long-term investors

-    Investors seeking a fund with a growth investment strategy

-    Those willing to accept short-term price fluctuations

[Graph symbol] HISTORICAL PERFORMANCE
               -----------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[COLUMN CHART]

[PLOT POINTS]

1991        34.26%
1992        11.82%
1993        13.01%
1994        -0.63%
1995        32.98%
1996        20.80%
1997        26.32%
1998        30.34%
1999        26.02%
2000        -7.94%

BEST QUARTER: 4Q `98 at 25.59%                  WORST QUARTER: 4Q `00 at -15.01%


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                      as of 12/31/00
--------------------------------------------------------------------------------
                                                  1 Year    5 Years  10 Years
Columbia Growth Fund                              -7.94%    18.20%    17.86%
--------------------------------------------------------------------------------
S&P 500 Index                                     -9.11%    18.33%    17.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                        -22.43%    18.15%    17.33%
--------------------------------------------------------------------------------


The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


[Percent symbol] EXPENSES
                 ---------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------
(expenses that are paid out of Fund assets)
-----------------------------------------------
Management Fees                                     0.54%
-----------------------------------------------
Distribution and/or Service (12b-1) Fees             None
-----------------------------------------------
Other Expenses                                      0.11%
-----------------------------------------------
              Total Annual Fund Operating Expenses  0.65%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

-------------------------------------------------------------
1 Year      3 Years     5 Years    10 Years
-------------------------------------------------------------
$66         $208        $362       $810
-------------------------------------------------------------


                                  STOCK FUNDS

[Money bag symbol] FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                                   2000         1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........................     $48.91       $42.51      $34.34      $30.74       $29.84
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .............................      (0.08)       (0.03)       0.03        0.19         0.19
   Net realized and unrealized gains (losses) on investments       (3.49)       11.09       10.39        7.90         6.04
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .........................      (3.57)       11.06       10.42        8.09         6.23
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .....................         --        (0.00)*     (0.08)      (0.17)       (0.17)
   Distributions from capital gains .........................      (5.27)       (4.66)      (2.17)      (4.32)       (5.16)
------------------------------------------------------------------------------------------------------------------------------
   Total distributions ......................................      (5.27)       (4.66)      (2.25)      (4.49)       (5.33)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ................................     $40.07       $48.91      $42.51      $34.34       $30.74
------------------------------------------------------------------------------------------------------------------------------
Total return ................................................     -7.94%       26.02%      30.34%      26.32%       20.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ...................... $1,919,227   $2,160,739  $1,753,024  $1,324,918   $1,064,100
Ratio of expenses to average net assets .....................      0.65%        0.65%       0.68%       0.71%        0.71%
Ratio of net investment income (loss) to average net assets      (0.18)%      (0.07)%       0.21%       0.55%        0.63%
Portfolio turnover rate .....................................       114%         118%        105%         96%          75%


*    Amount represents less than $0.01 per share.

COLUMBIA INTERNATIONAL STOCK FUND

[Man w/telescope symbol] GOAL AND STRATEGY
                         -------------------------------------------------------

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of its total assets in stocks issued by companies from at least three countries outside the U.S. While the Fund's investments are not limited by market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.


The Fund intends to invest principally in the equity securities of companies located in the following countries: Argentina, Australia, Brazil, Canada, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures) and certain options and financial futures contracts.

[Fire symbol] INVESTMENT RISKS
              ------------------------------------------------------------------
This Fund has stock market risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.


Foreign investment risk means the Fund's portfolio may decline in value due to the risks associated with international investing:

-    Changes in currency exchange rates

-    Foreign taxes that could reduce returns

- Potential political or economic instability of the country of issuer, especially in emerging or developing countries

- Lack of uniform accounting, auditing and financial reporting standards, with less governmental regulation and oversight than U.S. companies

-    Less liquidity than U.S. securities

-    Less public information compared to U.S. companies

[Faces symbol] WHO SHOULD INVEST?
               -----------------------------------------------------------------
This Fund is appropriate for:

-    Long-term investors

-    Those seeking stock market diversification outside the U.S.

-    Those willing to accept substantial price fluctuations


                                  STOCK FUNDS

[Graph symbol] HISTORICAL PERFORMANCE
               -----------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[COLUMN CHART]

[PLOT POINTS]

1993        33.37%
1994        -2.47%
1995         5.15%
1996        16.59%
1997        11.47%
1998        12.83%
1999        57.93%
2000       -22.64%

BEST QUARTER: 4Q `99 at 34.96%                  WORST QUARTER: 3Q `98 at -17.69%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                      as of 12/31/00
--------------------------------------------------------------------------------
                                                                       Inception
                                                   1 Year     5 Years  (10/1/92)
--------------------------------------------------------------------------------
Columbia International Stock Fund                 -22.64%   12.37%    11.48%
--------------------------------------------------------------------------------
MSCI EAFE Index                                   -13.96%    7.43%     10.01%
--------------------------------------------------------------------------------


The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an unmanaged index representing major stock markets in Europe, Australasia and the Far East.


[Percent symbol] EXPENSES
                 ---------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------
(expenses that are paid out of Fund assets)
-----------------------------------------------
Management Fees                                     1.00%
-----------------------------------------------
Distribution and/or Service (12b-1) Fees            None
-----------------------------------------------
Other Expenses                                      0.42%
-----------------------------------------------
              Total Annual Fund Operating Expenses  1.42%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


--------------------------------------------------------
      1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------
      $145         $449         $776         $1,702
--------------------------------------------------------

[Money bag symbol] FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                   2000         1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........................     $22.81       $15.45      $13.70      $13.86       $13.07
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .............................      (0.04)       (0.05)      (0.00)*      0.03         0.03
   Net realized and unrealized gains (losses) on investments
    and foreign currency transactions .......................      (5.17)        9.00        1.76        1.56         2.13
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .........................      (5.21)        8.95        1.76        1.59         2.16
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .....................         --           --          --          --        (0.23)
   Distributions from capital gains .........................      (2.83)       (1.59)      (0.01)      (1.75)       (1.14)
------------------------------------------------------------------------------------------------------------------------------
   Total distributions ......................................      (2.83)       (1.59)      (0.01)      (1.75)       (1.37)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ................................     $14.77       $22.81      $15.45      $13.70       $13.86
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ................................................    -22.64%       57.93%      12.83%      11.47%       16.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands). .....................   $175,316     $239,223    $134,193    $146,281     $125,510
Ratio of expenses to average net assets .....................      1.42%        1.48%       1.56%       1.62%        1.54%
Ratio of net investment income (loss) to average net assets .    (0.19)%      (0.35)%     (0.02)%       0.19%        0.22%
Portfolio turnover rate .....................................       112%          94%         74%        122%         129%


*      Amount represents less than $0.01 per share.


                                  STOCK FUNDS

COLUMBIA SPECIAL FUND
---------------------


[Man w/telescope symbol] GOAL AND STRATEGY
                         -------------------------------------------------------

The Fund seeks significant capital appreciation by investing primarily in the stocks of small- and mid-cap companies. The Fund may invest in special situations such as initial public offerings (IPOs); companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs or mergers.



Although the Fund intends to invest primarily in small- to mid-cap companies, it may invest in larger companies when Columbia believes they offer comparable capital appreciation opportunities or to stabilize the portfolio. Columbia will constantly monitor economic conditions to determine the appropriate percentage of the Fund's assets that will be invested in small- to mid-cap companies.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (OderivitavesO), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.


[Fire symbol] INVESTMENT RISKS
              ------------------------------------------------------------------
This fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


Small- and mid-cap stocks are subject to greater risk than large-cap stocks because:
- Their issuers may have limited operating histories, fewer financial resources, inexperienced management, and may depend on a small number of products or services
- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements


Special situations have risk because they often involve major corporate changes and, thus, present a high degree of uncertainty as to market effect.


Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a significant portion of the Fund's total assets invested in technology stocks, sector risk is high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

[Faces symbol] WHO SHOULD INVEST?
               -----------------------------------------------------------------
This Fund is appropriate for:
-   Long-term, aggressive growth investors
- Those looking to diversify their large-cap stock portfolios with small- and mid-cap stock investments
-   Those willing to accept substantial price fluctuations

[Graph symbol] HISTORICAL PERFORMANCE
               -----------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[COLUMN CHART]

[PLOT POINTS]


 1991        50.46%
 1992        13.70%
 1993        21.68%
 1994         2.29%
 1995        29.53%
 1996        13.07%
 1997        12.64%
 1998        16.64%
 1999        36.33%
 2000        13.84%



BEST QUARTER: 4Q `99 at 37.43%                 WORST QUARTER: 4Q `00 at -12.84%



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                      as of 12/31/00
--------------------------------------------------------------------------------
                                                  1 Year    5 Years  10 Years
Columbia Special Fund                             13.84%    18.18%    20.32%
--------------------------------------------------------------------------------
S&P Mid Cap 400 Index                             17.50%    20.42%    19.86%
--------------------------------------------------------------------------------
Russell Midcap Index                               8.25%    16.68%    18.28%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                      -11.75%    17.77%    18.10%
--------------------------------------------------------------------------------


The S&P Mid Cap 400 Index is an unmanaged index generally considered representative of the U.S. market for mid-cap stocks. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios. The adviser intends to replace the S&P Mid Cap 400 Index with the Russell Midcap Index as the Fund's broad market index, as it more accurately reflects the investment strategy of the Fund.



                                  STOCK FUNDS

[Percent symbol] EXPENSES
                 ---------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------
(expenses that are paid out of Fund assets)
-----------------------------------------------
Management Fees                                     0.86%
-----------------------------------------------
Distribution and/or Service (12b-1) Fees            None
-----------------------------------------------
Other Expenses                                      0.13%
-----------------------------------------------
              Total Annual Fund Operating Expenses  0.99%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


-----------------------------------------------------------
  1 Year       3 Years         5 Years       10 Years
-----------------------------------------------------------
   $101         $315             $547         $1,213
-----------------------------------------------------------


[Money bag symbol] FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                   2000         1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........................     $29.93       $23.62      $20.2       $19.85       $21.44
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .............................      (0.10)       (0.16)     (0.03)        0.01       (0.06)
   Net realized and unrealized gains on investments .........       4.45         8.74       3.40         2.50         2.85
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .........................       4.35         8.58       3.37         2.51         2.79
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .....................         --           --      (0.01)          --           --
   Distributions from capital gains .........................      (8.29)       (2.27)     (0.00)*      (2.10)       (4.38)
   Total distributions ......................................      (8.29)       (2.27)     (0.01)       (2.10)       (4.38)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ................................     $25.99       $29.93     $23.62       $20.26       $19.85
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ................................................      13.84%       36.33%     16.64%       12.64%       13.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands). ..................... $1,095,525     $918,322   $969,359   $1,249,718   $1,585,284
Ratio of expenses to average net assets .....................       0.99%        1.09%      1.03%        0.98%        0.94%
Ratio of net investment income (loss) to average net assets .      (0.38)%      (0.64)%    (0.09)%       0.04%       (0.29)%
Portfolio turnover rate. ....................................        169%         135%       135%         166%         150%


*    Amount represents less than $0.01 per share.

                             COLUMBIA SMALL CAP FUND
--------------------------------------------------------------------------------

[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 65% of its assets in stocks of companies with a market capitalization of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. As of the date of this prospectus, companies with a market capitalization of approximately $2.1 billion or less would be considered small cap under this definition.


There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may also invest up to 35% of its net assets in large-cap stocks when they offer capital appreciation potential that is generally comparable to small-cap stocks.


The Fund may invest in securities convertible into or excercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.

[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund has stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


Small-cap stocks are subject to greater volatility than large-cap stocks because:


- Their issuers may have limited operating histories, fewer financial resources, inexperienced management and may be dependent on a small number of products or services


- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements


Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a significant portion of the Fund's total assets invested in technology stocks, sector risk is high for the Fund.


When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:

-  Long-term, aggressive growth investors

- Those looking to diversify their mid- and large-cap stock portfolios with small-cap stock investments

-  Those willing to accept substantial price fluctuations

                                  STOCK FUNDS

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

1997        34.10%
1998         4.69%
1999        59.15%
2000         5.85%

BEST QUARTER: 4Q `99 at 50.27%         WORST QUARTER: 3Q `98 at -18.20%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     as of 12/31/00
--------------------------------------------------------------------------------
                                                                      Inception
                                                             1 Year   (10/1/96)
Columbia Small Cap Fund                                        5.85%    24.27%
--------------------------------------------------------------------------------
Russell 2000 Index                                            -3.02%     9.46%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    -22.44%     5.77%
--------------------------------------------------------------------------------


The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                  1.00%
-------------------------------------------
Distribution and/or Service (12b-1) Fees         None
-------------------------------------------
Other Expenses                                   0.22%
-------------------------------------------
            Total Annual Fund Operating Expenses 1.22%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 Year           3 Years           5 Years           10 Years
$124              $387              $670              $1,477

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                            2000        1999       1998       1997        1996(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $27.26      $17.43     $16.65     $12.99     $12.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss.................................      (0.10)      (0.14)     (0.09)     (0.08)     (0.00)*
   Net realized and unrealized gains on investments....       1.75       10.45       0.87       4.51       0.99
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations....................       1.65       10.31       0.78       4.43       0.99
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains....................      (3.04)      (0.48)     (0.00)*    (0.77)        --
--------------------------------------------------------------------------------------------------------------------
   Total distributions.................................      (3.04)      (0.48)     (0.00)     (0.77)        --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................     $25.87      $27.26     $17.43     $16.65      $12.99
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................       5.85%      59.15%      4.69%     34.10%       7.62%(2)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)...............   $518,970    $290,374   $160,472    $96,431     $21,061
Ratio of expenses to average net assets................       1.22%       1.30%      1.34%      1.46%       1.61%(3)
Ratio of net investment loss to average net assets.....      (0.44)%     (0.84)%    (0.68)%    (0.81)%     (0.00)%(3)
Portfolio turnover rate................................        145%        188%       158%       172%         33%(3)


* Amount represents less than $0.01 per share.
(1) From inception of operations on September 11, 1996.
(2) Not annualized.
(3) Annualized.

                                  STOCK FUNDS

COLUMBIA REAL ESTATE EQUITY FUND
--------------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 65% of its assets in the stocks of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial or industrial real estate.


A REIT is an investment vehicle that pools investors' money for investment primarily in income producing real estate or related loans or interest in a REIT. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.


REITs are generally classified as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, which invests the majority of its assets directly in real properties -- such as shopping centers, malls, multi-family housing and commercial properties -- derives its income primarily from rents and lease payments. An equity REIT can also realize capital gains by selling properties that have appreciated in value. A mortgage REIT, which invests the majority of its assets in real estate mortgages, derives its income primarily from interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.


[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund has stock market risk and real estate risk. You could lose money as a result of your investment. Stock market risk means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Real estate risk means the Fund may be subject to the same types of risks associated with direct ownership of real estate:

- Declines in property value due to general, local and regional economic conditions

-  Overbuilding and extended vacancies of properties

-  Increased property taxes

-  Casualty or condemnation losses

-  Changes in zoning laws

-  Environmental clean up costs

If the Fund's investments are concentrated in a particular geographic region, real estate risk may be even more significant. See "More About the Funds" at the back of this prospectus for additional information about REIT investment risk.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------

This Fund is appropriate for:

-  Long-term investors

- Those looking for an income-oriented equity fund that invests in real estate securities

-  Those willing to accept short-term price fluctuations

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

1995        16.86%
1996        38.30%
1997        24.74%
1998       -12.33%
1999        -2.45%
2000        28.84%

BEST QUARTER: 4Q `96 at 18.34%         WORST QUARTER: 3Q `98 at -8.27%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     as of 12/31/00
--------------------------------------------------------------------------------
                                                                      Inception
                                                     1 Year   5 Years   (4/1/94)
Columbia Real Estate Equity Fund                     28.84%   13.71%    12.74%
--------------------------------------------------------------------------------
NAREIT Index                                         26.37%   10.09%     9.56%
--------------------------------------------------------------------------------


The NAREIT Index (National Association of Real Estate Investment Trusts) is an unmanaged index that reflects performance of all publicly-traded equity REITs.


[Percent symbol] EXPENSES
--------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


--------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                   0.75%
-------------------------------------------
Distribution and/or Service (12b-1) Fees          None
-------------------------------------------
Other Expenses                                    0.21%
-------------------------------------------
         Total Annual Fund Operating Expenses     0.96%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 Year          3 Years          5 Years          10 Years
$98             $306             $531             $1,178



                                  STOCK FUNDS

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                        2000       1999      1998       1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $14.57     $15.76    $18.80     $16.16    $12.71
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................       0.81       0.82      0.75       0.79      0.77
    Net realized and unrealized gains (losses)
      on investments..............................       3.32      (1.19)    (3.04)      3.15      3.94
--------------------------------------------------------------------------------------------------------
    Total from investment operations..............       4.13      (0.37)    (2.29)      3.94      4.71
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income..........      (0.75)     (0.71)    (0.66)     (0.62)    (0.52)
    Distributions from capital gains..............        --         --        --       (0.51)    (0.53)
    Returns of capital............................      (0.06)     (0.11)    (0.09)     (0.17)    (0.21)
--------------------------------------------------------------------------------------------------------
    Total distributions...........................      (0.81)     (0.82)    (0.75)     (1.30)    (1.26)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $17.89     $14.57    $15.76     $18.80    $16.16
--------------------------------------------------------------------------------------------------------
Total return......................................      28.84%     -2.45%   -12.33%     24.74%    38.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)............   $436,764   $241,716  $164,172   $151,554   $68,073
Ratio of expenses to average net assets...........       0.96%      0.99%     1.01%      1.02%     1.06%
Ratio of net investment income to average net
    assets........................................       5.16%      5.66%     4.60%      4.87%     6.23%
Portfolio turnover rate...........................         25%        29%        6%        34%       46%

COLUMBIA TECHNOLOGY FUND
------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in stocks of technology companies that may benefit from technological improvements, advancements or developments. These companies include those that the portfolio managers believe have or will develop products, processes or services that will provide significant technological improvements, advances or developments as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Fund may invest in companies from, among others, the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries. The Fund may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The Fund will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap sized companies.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), and certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.


[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund is subject to stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Because the Fund concentrates in technology stocks, its share price will likely be subject to more volatility than the overall stock market. The risks of investing only in technology-related stocks may be greater than investing in other market sectors or in a more diversified portfolio because of:

- Competitive pressures among technology companies that result in aggressive pricing of their products or services

-   Short product cycles due to accelerated rate of technological developments

-   Varying investor enthusiasm for technology and technology-related stocks

Additionally, the price of technology stocks will likely fluctuate more than non-technology stocks because technology companies are affected by scientific and technological developments and advancements and, for biotechnology companies in particular, may be subject


                                  STOCK FUNDS
to government regulation, including approval of their products. Technology companies may also be subject to greater business risks and, accordingly, more sensitive to changes in economic conditions. In addition, the share price of technology stocks may be more sensitive to companies' disappointing quarterly or annual earnings results, such as lower sales or profits than originally projected.


The Fund's small- and mid-cap stocks are subject to greater risk than large-cap stocks because:

- Their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services

- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements.


The Fund is non-diversified, which means it may invest a greater percentage of its assets in one issuer. The Fund is concentrated, which means it may invest a higher percentage of its assets in specific industries within the technology sector. Accordingly, any economic, political and regulatory developments in a particular technology industry may have a greater impact on the Fund's net asset value and cause the Fund's returns to be more volatile than a fund that does not concentrate its investments.


Because the Fund may invest in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.



[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------

This Fund is appropriate for:

-  Long-term, aggressive growth investors

- Those investors seeking a fund with an aggressive growth investment strategy that invests in technology companies

-  Those willing to accept significant short-term price fluctuations

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------
Since the Fund is new, no historical performance is presented.

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is new, so the annual fund operating expenses are based on estimates for the upcoming fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                  1.00%
--------------------------------------------------------
Distribution and/or Service (12b-1) Fees         None
--------------------------------------------------------
Other Expenses                                   0.68%
--------------------------------------------------------
           Total Annual Fund Operating Expenses  1.68%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 Year           3 Years
$171             $530

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                      2000(1)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $10.00
----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................      0.01
    Net realized and unrealized losses
      on investments..............................     (1.37)
----------------------------------------------------------------
    Total from investment operations..............     (1.36)
----------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income..........     (0.01)
----------------------------------------------------------------
    Total distributions...........................     (0.01)
----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................     $8.63
----------------------------------------------------------------
TOTAL RETURN......................................    -13.78%(2)
----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........    $4,327
Ratio of expenses to average net assets...........      1.48%(3)
Ratio of expenses to average net assets
    before voluntary reimbursment.................      8.97%(3)
Ratio of net investment income to average
    net assets....................................      0.99%(3)
Portfolio turnover rate...........................        63%(2)


(1) From inception of operations on October 27, 2000.
(2) Not annualized
(3) Annualized



                                  STOCK FUNDS

COLUMBIA STRATEGIC VALUE FUND
-----------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. This value approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.

A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at prices attractive when compared to historical or market price-to-earnings (P/E) ratios, price-to-cash flow ratios, book value or return on equity. These "undervalued" companies typically have below-average earnings growth and above-average dividend yields. A company's value is measured based on its P/E ratios, price/cash flow ratios, asset values, and discount to private market value.


Typically, the Fund seeks companies that are attractively valued and that are demonstrating or show the potential to demonstrate improving cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor.


The Fund may invest in companies of any size, but expects to invest a significant percentage of its assets in small- and mid-cap sized companies.


The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.


[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

The Fund is subject to stock market risk, which means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Because it concentrates on value stocks, this Fund is subject to the risk that value stocks may be out of favor with investors for an extended period of time. In addition, if the Fund's perception of a company's value is not realized in the expected time frame, the Fund's performance may suffer.

To the extent the Fund invests in small- and mid-cap stocks, there will be greater risk than if the Fund invested only in large-cap stocks because:

- Their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services

- They may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements


Because the Fund may invest in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------

This Fund is appropriate for:
- Investors seeking to add a value oriented stock fund to their existing holdings

-  Those willing to accept substantial price fluctuations

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

Since the Fund is new, no historical performance is presented.

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares. The Fund is new, so the annual fund operating expenses are based on estimates for the upcoming fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
(expenses that are paid out of Fund assets)
--------------------------------------------
Management Fees                                     0.75%
--------------------------------------------
Distribution and/or Service (12b-1) Fees            None
--------------------------------------------
Other Expenses                                      0.45%
--------------------------------------------
         Total Annual Fund Operating Expenses       1.20%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.




1 Year          3 Years
$122            $381


                                  STOCK FUNDS

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                             2000(1)
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................    $10.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............................      0.02
    Net realized and unrealized gains on investments....      1.23
----------------------------------------------------------------------
    Total from investment operations....................      1.25
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income................     (0.02)
----------------------------------------------------------------------
    Total distributions.................................     (0.02)
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................    $11.23
----------------------------------------------------------------------
TOTAL RETURN............................................     12.25%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................    $9,526
Ratio of gross expenses to average net assets...........      1.34%(3)
Ratio of expenses to average net assets before
   voluntary reimbursment...............................      5.31%(3)
Ratio of net investment income to average net assets....      1.92%(3)
Portfolio turnover rate.................................        64%(2)


(1) From inception of operations on October 27, 2000.
(2) Not annualized
(3) Annualized

COLUMBIA BALANCED FUND
---------------------------


[Man w/telescope symbol] GOAL AND STRATEGY
-----------------------------------------------------------------------------

The Fund seeks high total return by investing in common stocks and debt securities. Normally, 35% to 65% of assets will be allocated to stocks and 35% to 65% will be allocated to debt securities. The Fund invests primarily in stocks of large-cap, well-established companies. Many of Fund's stocks have a history of paying level or rising dividends and are expected to continue paying dividends.


The debt securities will have intermediate- to long-term maturities. They will be primarily investment-grade (rated BBB or higher by S&P or Baa or higher by Moody's), or their unrated equivalents, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, asset-backed securities, collateralized bonds, and loan and mortgage obligations.


[Fire symbol] INVESTMENT RISKS
-----------------------------------------------------------------------------

Because this Fund invests in stocks and bonds, it has stock market risk, interest rate risk, credit risk and prepayment risk. You could lose money as a result of your investment.

Stock market risk means the Fund's stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.


Interest rate risk means that bonds may go down in value when interest rates rise.


Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.


Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.


[Faces symbol] WHO SHOULD INVEST?
-----------------------------------------------------------------------------

This Fund is appropriate for:
- Long-term investors seeking to balance the higher volatility of stocks with the greater stability of income-generating bonds

-  Investors seeking moderate growth over the long term

                             BALANCED FUND

[Graph symbol] HISTORICAL PERFORMANCE
-----------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to certain broad market indices. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[COLUMN CHART]

[PLOT POINTS]

1992         8.89%
1993        13.62%
1994         0.10%
1995        25.08%
1996        11.78%
1997        18.74%
1998        20.07%
1999        12.70%
2000         0.82%


BEST QUARTER: 4Q `98 at 12.86%       WORST QUARTER: 3Q `98 at -4.76%

------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                          as of 12/31/00
------------------------------------------------------------------------------------
                                                                       Inception
                                                1 Year     5 Years    (10/1/91)
  Columbia Balanced Fund                         0.82%      12.61%         12.63%
------------------------------------------------------------------------------------
  S&P 500 Index                                 -9.11%      18.33%         16.54%
------------------------------------------------------------------------------------
  Lehman Aggregate Bond Index                   11.63%       6.46%          7.43%
------------------------------------------------------------------------------------


The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lehman Aggregate Bond Index is an unmanaged index composed of investment-grade U.S. Treasury and agency securities, corporate bonds, and mortgage-backed bonds.



[Percent symbol] EXPENSES
-------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------------------------------------------
  Management Fees                                  0.50%
--------------------------------------------------
  Distribution and/or Service (12b-1) Fees         None
--------------------------------------------------
  Other Expenses                                   0.15%
--------------------------------------------------
              Total Annual Fund Operating Expenses 0.65%


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 Year            3 Years          5 Years            10 Years
$66               $208              $362               $810

[Money bag symbol] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                           2000       1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $24.72      $23.17    $21.42    $20.32    $20.08
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income............................        0.67        0.69      0.72      0.84      0.76
   Net realized and unrealized gains
   (losses) on investments..........................       (0.41)       2.21      3.52      2.92      1.58
--------------------------------------------------------------------------------------------------------------
   Total from investment operations.................        0.26        2.90      4.24      3.76      2.34
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income.............       (0.68)      (0.69)    (0.73)    (0.83)    (0.76)
   Distributions from capital gains.................       (1.34)      (0.66)    (1.76)    (1.83)    (1.34)
--------------------------------------------------------------------------------------------------------------
   Total distributions..............................       (2.02)      (1.35)    (2.49)    (2.66)    (2.10)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................      $22.96      $24.72    $23.17    $21.42    $20.32
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................        0.82%      12.70%    20.07%    18.74%    11.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)..............  $1,126,854  $1,040,940  $975,381  $792,378  $672,593
Ratio of expenses to average net assets.............        0.65%       0.66%     0.67%     0.68%     0.66%
Ratio of net investment income to
 average net assets.................................        2.73%       2.85%     3.22%     3.83%     3.82%
Portfolio turnover rate.............................         105%        133%      128%      149%      133%


                             BALANCED FUND

COLUMBIA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with a high degree of principal stability by investing primarily in short-term, investment-grade, fixed income securities (rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated deemed to be of comparable quality). Under normal market conditions, the Fund intends to invest at least 50% of its assets in direct and indirect obligations of the U.S. Government, its agencies and instrumentalities, and corporate debt securities rated in the two highest categories by S&P (AAA or AA) or Moody's (Aaa or Aa). The Fund's average portfolio duration will not exceed three years.


[Fire symbol] INVESTMENT RISKS
-------------------------------------------------------------------------------

This Fund has interest rate risk, credit risk, and prepayment risk. You could lose money as a result of your investment.

Interest rate risk means that your investment may go down in value when interest rates rise.


Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.


Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.


[Faces symbol] WHO SHOULD INVEST?
-------------------------------------------------------------------------------

This Fund is appropriate for:
- Risk-averse, short-term investors

- Those willing to accept only a small amount of price volatility

- Those focused on the preservation of assets rather than the appreciation of assets

- Those looking to diversify a balanced portfolio with a short-term, income-earning investment

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to certain broad market indices. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[COLUMN CHART]

[PLOT POINTS]

1991        12.72%
1992         5.81%
1993         5.91%
1994        -0.03%
1995        10.21%
1996         3.85%
1997         5.76%
1998         6.43%
1999         1.80%
2000         7.26%

BEST QUARTER: 3Q `91 at 4.23% WORST QUARTER: 1Q `92 at -0.93%

-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                           as of 12/31/00
-----------------------------------------------------------------------------------------

                                                   1 Year    5 Years   10 Years
  Columbia Short Term Bond Fund                     7.26%     5.00%     5.91%
-----------------------------------------------------------------------------------------
  Merrill Lynch 1-3 Year Treasury Index*            8.00%     5.92%     6.42%
-----------------------------------------------------------------------------------------
  Merrill Lynch 1-5 Year Govt./Corp. Index          8.88%     6.08%     6.92%
-----------------------------------------------------------------------------------------



* The Merrill Lynch 1-3 Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of one to three years. This index is intended to provide a benchmark for the prior investment objective and strategy of the Fund, when the Fund invested at least 80% of its assets in U.S. Government obligations. On September 15, 2000, the shareholders of the Fund approved a modification to the Fund's investment objective and strategy to change the Fund from a U.S. Government bond fund to a short term bond fund. The effective date for this change was November 1, 2000. Going forward, the Fund will compare its performance to the Merrill Lynch 1-5 Year Government/Corporate Index, which serves as a more useful comparison for the Fund given its revised investment strategy and is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years.


[Percent symbol] EXPENSES
-------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------
  (expenses that are paid out of Fund assets)
------------------------------------------------
  Management Fees                                  0.50%
------------------------------------------------
  Distribution and/or Service (12b-1) Fees         None
------------------------------------------------
  Other Expenses                                   0.40%
------------------------------------------------
              Total Annual Fund Operating Expenses 0.90%
              Expense Reimbursement               (0.15%)
              Net Expenses                         0.75%*


* For the three years commencing November 1, 2000, and ending October 31, 2003, the Fund's adviser has contractually agreed to limit the Fund's total expenses to 0.75% of Fund assets.


This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 Year            3 Years           5 Years            10 Years
   $77              $240              $417               $930

                               BOND FUNDS

[Money bag symbol] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.




                                                         2000       1999      1998       1997      1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................  $8.20      $8.39     $8.29      $8.24     $8.34
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................   0.42       0.33      0.38       0.41      0.41
   Net realized and unrealized gains
    (losses) on investments .........................   0.16      (0.18)     0.14       0.05     (0.10)
---------------------------------------------------------------------------------------------------------
   Total from investment operations .................   0.58       0.15      0.52       0.46      0.31
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .............  (0.42)     (0.33)    (0.38)     (0.41)    (0.41)
   Distributions from capital gains .................    --       (0.01)    (0.04)       --        --
---------------------------------------------------------------------------------------------------------
   Total distributions ..............................  (0.42)     (0.34)    (0.42)     (0.41)    (0.41)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................  $8.36      $8.20     $8.39      $8.29     $8.24
---------------------------------------------------------------------------------------------------------
TOTAL RETURN ........................................   7.26%      1.80%     6.43%      5.76%     3.85%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ............. $35,856    $38,072   $40,578    $37,837   $40,776
Ratio of expenses to average net assets ............    0.88%      0.91%     0.89%      0.87%     0.80%
Ratio of expenses to average net assets before
  contractual reimbursement ........................    0.90%      0.91%     0.89%      0.87%     0.80%
Ratio of net investment income to average net
  assets............................................    5.09%      4.09%     4.55%      4.99%     4.99%
Portfolio turnover rate ............................     147%       211%      182%       184%      179%


COLUMBIA FIXED INCOME SECURITIES FUND
-------------------------------------------------------------------------------

[Man w/telescope symbol] GOAL AND STRATEGY
-------------------------------------------------------------------------------

The Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Fund intends to invest 90% of its assets, under normal market conditions, in investment-grade debt securities (rated BBB or higher by S&P or Baa or higher by Moody's), or their unrated equivalents, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, asset-backed securities, collateralized bonds, and loan and mortgage obligations.


[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund has interest rate risk, credit risk, and prepayment risk. You could lose money as a result of your investment.

Interest rate risk means that your investment may go down in value when interest rates rise.


Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.


Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:
- Long-term, income-oriented investors

- Investors willing to accept greater price fluctuation than is generally associated with short-term bonds

- Those looking to diversify their stock portfolio with a fund investing in bonds


[Graph symbol] HISTORICAL PERFORMANCE
-------------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[COLUMN CHART]
[PLOT POINTS]

           1991        16.84%
           1992         7.99%
           1993        10.47%
           1994        -3.36%
           1995        18.91%
           1996         3.37%
           1997         9.56%
           1998         7.44%
           1999        -1.50%
           2000        11.27%

BEST QUARTER: 2Q `95 at 6.36%       WORST QUARTER: 1Q `94 at -3.04%

--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                            as of 12/31/00
--------------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
  Columbia Fixed Income Securities Fund             11.27%     5.92%     7.88%
--------------------------------------------------------------------------------------
  Lehman Aggregate Bond Index                       11.63%     6.46%     7.96%
--------------------------------------------------------------------------------------


  The Lehman Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds.

                               BOND FUNDS

[Percent symbol] EXPENSES
-------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------------------------------------------
  Management Fees                                  0.50%
-------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees         None
-------------------------------------------------------------------------------
  Other Expenses                                   0.16%
-------------------------------------------------------------------------------
              Total Annual Fund Operating Expenses 0.66%



This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.


1 Year           3 Years           5 Years          10 Years
$67              $211              $368             $822


[Money bag symbol] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                       2000       1999      1998       1997      1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................   $12.44     $13.42    $13.41     $13.08    $13.51
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................     0.82       0.78      0.83       0.85      0.85
   Net realized and unrealized gains
    (losses) on investments ........................     0.53      (0.98)     0.14       0.36     (0.43)
----------------------------------------------------------------------------------------------------------
   Total from investment operations ................     1.35      (0.20)     0.97       1.21      0.42
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............    (0.82)     (0.78)    (0.83)     (0.85)    (0.85)
   Distributions from capital gains ................      --       (0.00)*   (0.13)     (0.03)      --
----------------------------------------------------------------------------------------------------------
   Total distributions .............................    (0.82)     (0.78)    (0.96)     (0.88)    (0.85)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................   $12.97     $12.44    $13.42     $13.41    $13.08
----------------------------------------------------------------------------------------------------------
Total return .......................................    11.27%     -1.50%     7.44%      9.56%     3.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ............. $378,799   $397,147  $422,330   $381,333  $356,421
Ratio of expenses to average net assets ............     0.66%      0.64%     0.65%      0.66%     0.64%
Ratio of net investment income to
 average net assets ................................     6.53%      6.03%     6.15%      6.43%     6.53%
Portfolio turnover rate ............................      105%       155%      107%       196%      178%

* Amount represents less than $0.01 per share.


                              BOND FUNDS

COLUMBIA NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks a high level of income exempt from federal income tax by investing between 80% and 100% of its assets in municipal securities issued by state and local governments, their agencies and authorities, as well as the District of Columbia and U.S. territories and possessions, to finance various public or private projects. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes.


The Fund will only invest in municipal securities rated investment-grade by a securities rating agency or, if unrated, determined by Columbia to be of equivalent investment quality. The Fund intends to maintain an average portfolio maturity of approximately 10 to 12 years.

[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund has interest rate risk, credit risk, political risk and geographic risk. You could lose money as a result of your investment. Interest rate risk means that your investment may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Political risk means that a significant or potential change in tax laws affecting municipal bonds or federal income tax rates could impact municipal bond demand and cause their prices to fall. Geographic risk refers to the potential for price declines resulting from a negative development in a single state in which the Fund holds bonds.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:

- Investors seeking income exempt from federal income tax

- Investors willing to accept greater price fluctuation than is generally associated with short-term bonds

- Conservative, long-term investors nearing or in retirement

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume reinvestment of dividends. Past performance cannot guarantee future results.


BEST QUARTER: 4Q `00 at 4.35%          WORST QUARTER: 2Q `99 at -1.89%



----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                            AS OF 12/31/00
----------------------------------------------------------------------
                                                             INCEPTION
                                                    1 YEAR   (2/24/99)
COLUMBIA NATIONAL MUNICIPAL BOND FUND             10.87%       3.38%
----------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX              11.68%       4.67%*
----------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX         11.10%       3.12%
----------------------------------------------------------------------


* Calculated from 3/1/99.


The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. The Lipper General Municipal Debt Funds Index represents average performance of the largest general municipal debt funds tracked by Lipper Analytical Services.

                                  BOND FUNDS

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                   0.50%
-------------------------------------------
Distribution and/or Service (12b-1) Fees          None
-------------------------------------------
Other Expenses                                    0.79%
-------------------------------------------
            Total Annual Fund Operating Expenses  1.29%
            Expense Reimbursement                (0.64%)
            Net Expenses                          0.65%


* For the fiscal year ending December 31, 2001, the advisor has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.65%.

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR           3 YEARS          5 YEARS          10 YEARS
$66              $208             $362             $810


[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table will help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                        2000       1999(1)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............      $9.28       $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income.........................       0.44         0.34
   Net realized and unrealized gains (losses) on
     investments.................................       0.54        (0.72)
------------------------------------------------------------------------------
   Total from investment operations..............       0.98        (0.38)
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income..........      (0.44)       (0.34)
------------------------------------------------------------------------------
   Total distributions...........................      (0.44)        0.34)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................      $9.82        $9.28
------------------------------------------------------------------------------
TOTAL RETURN.....................................      10.87%       -3.93%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........    $10,898      $10,135
Ratio of expenses to average net assets..........       0.65%        0.65%(3)
Ratio of expenses to average net assets before
  reimbursement..................................       1.29%        1.72%(3)
Ratio of net investment income to average net
  assets.........................................       4.68%        4.21%(3)
Portfolio turnover rate..........................         21%          12%(3)

(1) From inception of operations on February 10, 1999.
(2) Not annualized.
(3) Annualized.

COLUMBIA OREGON MUNICIPAL BOND FUND
-----------------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks a high level of income exempt from federal and Oregon income tax by investing between 80% and 100% of its assets in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Normally, the Fund will invest in Oregon municipal securities rated investment grade (by a securities rating agency) or, if unrated, determined by Columbia to be of equivalent investment quality. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes. The Fund intends to maintain an average portfolio maturity of approximately 10 to 12 years.

[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund has interest rate risk, credit risk, political risk and geographic risk. You could lose money as a result of your investment. Interest rate risk means that your investment value may go down when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Political risk means that a significant or potential change in tax laws affecting municipal bonds or federal income tax rates could impact municipal bond demand and cause their prices to fall. Geographic risk means that the Fund's concentration in Oregon tax-exempt bonds may cause it to be exposed to risks that do not apply to other bond funds:

- Low trading volumes for Oregon municipal bonds

- Unfavorable economic conditions in Oregon

- Legal and legislative changes affecting the ability of Oregon municipalities to issue bonds.

  The Fund is non-diversified, which means it may invest a greater percentage of its assets in one issuer.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:

- Oregon residents seeking income exempt from federal and state personal income tax

- Those able to accept more price fluctuation than is generally associated with short-term bonds

- Conservative, long-term investors nearing or in retirement

                                  BOND FUNDS

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[COLUMN CHART]

[PLOT POINTS]

1991        11.73%
1992         6.46%
1993        10.73%
1994        -4.68%
1995        14.15%
1996         3.77%
1997         8.36%
1998         5.58%
1999        -2.65%
2000        10.28%

BEST QUARTER: 1Q `95 at 5.76%          WORST QUARTER: 1Q `94 at -5.01%

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     AS OF 12/31/00
-------------------------------------------------------------------------------
                                                  1 YEAR    5 YEARS   10 YEARS
COLUMBIA OREGON MUNICIPAL BOND FUND               10.28%     4.97%     6.21%
-------------------------------------------------------------------------------
LEHMAN GENERAL OBLIGATION BOND INDEX              10.98%     5.85%     7.13%
-------------------------------------------------------------------------------
LIPPER OREGON MUNICIPAL DEBT FUNDS INDEX          10.69%     4.59%     6.25%
-------------------------------------------------------------------------------


The Lehman General Obligation Bond Index represents average market-weighted performance of general obligation bonds that have been issued in the last five years with maturities greater than one year. The Lipper Oregon Municipal Debt Funds average measures performance of all Oregon municipal bonds tracked by Lipper Analytical Services, Inc.

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                  0.50%
-------------------------------------------
Distribution and/or Service (12b-1) Fees         None
-------------------------------------------
Other Expenses                                   0.08%
-------------------------------------------
            Total Annual Fund Operating Expenses 0.58%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR           3 YEARS           5 YEARS           10 YEARS
$59              $186              $324              $726

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                        2000       1999      1998       1997      1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $11.56     $12.46    $12.47     $12.15    $12.37
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income..........................       0.58       0.56      0.58       0.60      0.61
   Net realized and unrealized gains (losses) on
     investments .................................       0.58      (0.88)     0.10       0.39     (0.16)
-------------------------------------------------------------------------------------------------------
   Total from investment operations...............       1.16      (0.32)     0.68       0.99      0.45
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income...........      (0.58)     (0.56)    (0.58)     (0.60)    (0.61)
   Distributions from capital gains...............      (0.01)     (0.02)    (0.11)     (0.07)    (0.06)
-------------------------------------------------------------------------------------------------------
   Total distributions............................      (0.59)     (0.58)    (0.69)     (0.67)    (0.67)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $12.13     $11.56    $12.46     $12.47    $12.15
-------------------------------------------------------------------------------------------------------
Total return......................................      10.28%     -2.65%     5.58%      8.36%     3.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)............   $436,544   $409,919  $462,809   $409,148  $375,667
Ratio of expenses to average net assets...........       0.58%      0.57%     0.58%      0.57%     0.56%
Ratio of net investment income to average net
  assets..........................................       4.92%      4.64%     4.60%      4.87%     5.00%
Portfolio turnover rate...........................         22%        28%       17%        17%       19%

                                  BOND FUNDS

COLUMBIA HIGH YIELD FUND
------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds. Normally, the Fund will invest at least 80% of assets in bonds rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets will be invested in bonds rated Caa by Moody's or CCC by S&P, and no Fund assets will be invested in bonds below these grades. By focusing on higher quality junk bonds, the Fund seeks access to higher yielding bonds without assuming all the risk associated with the broader junk bond market.

[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------

This Fund has interest rate risk and credit risk. You could lose money as a result of your investment. Interest rate risk means that your investment may go down in value when interest rates rise. Credit risk means that the issuing company may not be able to pay interest and principal when due.

The Fund generally invests in lower-rated bonds subject to greater default risk than higher-rated, lower yielding bonds. High yield bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events.

High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. The prices of high yield bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy.


[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:

- Those willing to accept substantial price fluctuations

- Investors seeking to boost their bond portfolio's yield

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The bar chart illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[COLUMN CHART]

[PLOT POINTS]

1994        -0.92%
1995        19.12%
1996         9.43%
1997        12.70%
1998         6.26%
1999         2.38%
2000         4.61%

BEST QUARTER: 2Q `95 at 5.56%          WORST QUARTER: 1Q `94 at -2.01%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     AS OF 12/31/00
--------------------------------------------------------------------------------
                                                                      INCEPTION
                                                  1 YEAR    5 YEARS   (10/1/93)
COLUMBIA HIGH YIELD FUND                           4.61%     7.01%     7.32%
--------------------------------------------------------------------------------
SALOMON BB INDEX                                   2.96%     6.93%     7.73%
--------------------------------------------------------------------------------
LIPPER HIGH YIELD BOND FUND INDEX                 -9.71%     3.86%     5.06%
--------------------------------------------------------------------------------



The Salomon BB Index measures the total return of bonds with a maturity of at least one year and includes bonds rated BB by S&P or bonds rated Ba by Moody's. The Lipper High Yield Bond Fund Index reflects equally-weighted performance of the 30 largest mutual funds within its category.

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

--------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                  0.60%
-------------------------------------------
Distribution and/or Service (12b-1) Fees         None
-------------------------------------------
Other Expenses                                   0.33%
-------------------------------------------
            Total Annual Fund Operating Expenses 0.93%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR          3 YEARS          5 YEARS         10 YEARS
$95             $296             $515            $1,143

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                        2000       1999      1998       1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $9.32      $9.84    $10.04      $9.94     $9.88
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income..........................       0.75       0.74      0.76       0.81      0.81
   Net realized and unrealized gains (losses)
     on investments...............................      (0.34)     (0.51)    (0.15)      0.40      0.07
--------------------------------------------------------------------------------------------------------
   Total from investment operations...............       0.41       0.23      0.61       1.21      0.88
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income...........      (0.75)     (0.74)    (0.76)     (0.81)    (0.81)
   Distributions from capital gains...............          -      (0.01)    (0.05)     (0.30)    (0.01)
--------------------------------------------------------------------------------------------------------
   Total distributions............................      (0.75)     (0.75)    (0.81)     (1.11)    (0.82)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................      $8.98      $9.32     $9.84     $10.04     $9.94
--------------------------------------------------------------------------------------------------------
Total return......................................       4.61%      2.38%     6.26%     12.70%     9.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)............    $97,575    $71,678   $57,524    $39,278   $28,818
Ratio of expenses to average net assets...........       0.93%      0.91%     0.95%      1.00%     0.93%
Ratio of expenses to average net assets
  before voluntary reimbursement..................       0.93%      0.91%     0.95%      1.02%     1.00%
Ratio of net investment income to average net
  assets..........................................       8.22%      7.71%     7.52%      8.05%     8.29%
Portfolio turnover rate...........................         50%        49%       79%       124%       62%

                                  BOND FUNDS

COLUMBIA DAILY INCOME COMPANY
-----------------------------
[Man w/telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------

The Fund seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in high quality money market securities: securities issued by the U.S. Government and its agencies and instrumentalities, whose principal and interest are guaranteed; commercial paper which, if rated by S&P or Moody's, is rated, at the time of purchase, A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Fund; and other high quality corporate debt with average maturities of less than 12 months.

The Fund's assets will be invested in short-term debt obligations maturing within one year. The average dollar-weighted maturity of the portfolio will not exceed 90 days.

[Fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------
An investment in this or any other money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of shareholders' investments at $1 per share, it is possible to lose money by investing in the Fund. Additionally, there is a chance that the Fund's returns may not keep pace with the rate of inflation over the long term.

[Faces symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:

- Short-term, risk averse investors

- Investors focused on the preservation of assets rather than the appreciation of assets

- Investors seeking liquidity

[Graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------
The bar chart below illustrates how the Fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[COLUMN CHART]
[PLOT POINTS]

1991         5.66%
1992         3.25%
1993         2.51%
1994         3.68%
1995         5.49%
1996         4.96%
1997         5.11%
1998         5.09%
1999         4.71%
2000         6.00%

BEST QUARTER: 1Q `91 at 1.63%          WORST QUARTER: 2Q `93 at 0.60%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     AS OF 12/31/00
-------------------------------------------------------------------------------
                                                   1 YEAR     5 YEARS  10 YEARS
COLUMBIA DAILY INCOME COMPANY                       6.00%     5.17%     4.64%
-------------------------------------------------------------------------------

[Percent symbol] EXPENSES
--------------------------------------------------------------------------------
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

--------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------
(expenses that are paid out of Fund assets)
-------------------------------------------
Management Fees                                  0.46%
--------------------------------------------------------
Distribution and/or Service (12b-1) Fees         None
--------------------------------------------------------
Other Expenses                                   0.14%
--------------------------------------------------------
            Total Annual Fund Operating Expenses 0.60%

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 YEAR          3 YEARS         5 YEARS          10 YEARS
$61             $192            $335             $750

[Money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

                                                         2000        1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............       $1.00        $1.00        $1.00        $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income.........................       0.058        0.046        0.050        0.050      0.048
-----------------------------------------------------------------------------------------------------------------
   Total from investment operations..............       0.058        0.046        0.050        0.050      0.048
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income..........      (0.058)      (0.046)      (0.050)      (0.050)    (0.048)
-----------------------------------------------------------------------------------------------------------------
   Total distributions...........................      (0.058)      (0.046)      (0.050)      (0.050)    (0.048)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................       $1.00        $1.00        $1.00        $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------
Total return.....................................        6.00%        4.71%        5.09%        5.11%      4.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...........  $1,198,151   $1,165,289   $1,109,141   $1,169,096   $889,800
Ratio of expenses to average net assets..........        0.60%        0.64%        0.62%        0.63%      0.62%
Ratio of net investment income to average
net assets.......................................        5.82%        4.61%        4.97%        4.99%      4.84%

                              MONEY MARKET FUND

MANAGEMENT
--------------------------------------------------------------------------------

The Funds' investment adviser is Columbia Funds Management Company ("Columbia"), P.O. Box 1350, Portland, Oregon 97207-1350. Columbia is responsible for managing the Funds' portfolios and its business affairs, subject to oversight by the Funds' Boards of Directors. Columbia or its predecessor has acted as an investment adviser since 1967.

For the year ended December 31, 2000, the investment advisory fees paid to Columbia by each of the Funds, expressed as a percentage of net assets, were as follows:



      Columbia Common Stock Fund                                 0.60%
      Columbia Growth Fund                                       0.54%
      Columbia International Stock Fund                          1.00%
      Columbia Special Fund                                      0.86%
      Columbia Small Cap Fund                                    1.00%
      Columbia Real Estate Equity Fund                           0.75%
      Columbia Technology Fund                                   1.00%
      Columbia Strategic Value Fund                              0.75%
      Columbia Balanced Fund                                     0.50%
      Columbia Short Term Bond Fund                              0.50%
      Columbia Fixed Income Securities Fund                      0.50%
      Columbia National Municipal Bond Fund                      0.50%
      Columbia Oregon Municipal Bond Fund                        0.50%
      Columbia High Yield Fund                                   0.60%
      Columbia Daily Income Company                              0.46%


COLUMBIA INVESTMENT TEAM

Columbia's Investment Team is responsible for developing investment themes and strategies for the Funds. Thomas L. Thomsen is Chairman, Chief Investment Officer and a Director of Columbia and supervises the Team's activities. Prior to joining Columbia in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973).

For most Funds, a lead portfolio manager is responsible for implementing and maintaining the investment themes and strategies developed by the Team, while adhering to the specific goal and strategy of the Fund.

COMMON STOCK FUND -- TEAM MANAGED (SINCE 1998).


Based on an analysis of macroeconomic factors and the investment environment, Columbia's Asset Allocation Committee is responsible for determining the sector or industry weightings for the Fund. Individual members of the Investment Team then select securities within the sectors or asset classes for which they have research and analytic responsibility.


[SIDENOTE]

Columbia's Investment Team is responsible for developing investment themes and strategies for the Funds.
[GRAPHIC]

GROWTH FUND -- ALEXANDER S. MACMILLAN (SINCE 1992).

A Senior Vice President of Columbia and a Chartered Financial Analyst, Mr. Macmillan joined Columbia in 1989. Previously, he was a Vice President and Portfolio Manager for Gardner & Preston Moss (1982-1989). He received a Master of Business Administration degree from the Amos Tuck School at Dartmouth College in 1980.

INTERNATIONAL STOCK FUND-- JAMES M. MCALEAR (SINCE 1992).

A Vice President of Columbia, Mr. McAlear joined Columbia in 1992. Previously, he was a Senior Vice President of American Express Financial Advisors (1985-1992) and an Executive Director for Merrill Lynch Europe (1972-1985). He received a Master of Arts degree in economics from Michigan State University in 1964.

SPECIAL FUND -- RICHARD J. JOHNSON (SINCE 1998).

A Senior Vice President of Columbia and a Chartered Financial Analyst, Mr. Johnson joined Columbia in 1994. Previously, he served as a Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). Mr. Johnson received a Master of Business Administration degree from the Anderson School of Management at UCLA in 1990.

SMALL CAP FUND -- RICHARD J. JOHNSON (SINCE 1996).

REAL ESTATE EQUITY FUND-- DAVID W. JELLISON (SINCE 1994).

A Vice President of Columbia and a Chartered Financial Analyst, Mr. Jellison joined Columbia in 1992. Previously, he was a Senior Research Associate for RCM Capital Management (1987-1992). Mr. Jellison received a Master of Management degree from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984.

TECHNOLOGY FUND-- CHAD L. FLEISCHMAN (SINCE 2000)
AND STEVEN N. MARSHMAN (SINCE 2000).


Mr. Fleischman, a Senior Vice President of Columbia and a Chartered Financial Analyst, joined Columbia in 1980. He joined the Columbia Investment Team in 1988 as a portfolio manager and securities analyst. He is a 1978 graduate of Willamette University in Oregon.


Mr. Marshman, a Vice President of Columbia and Chartered Financial Analyst, joined Columbia in 1992. Mr. Marshman joined the Investment Team as an equity security analyst in 1995 and has been a portfolio manager since 1997. A graduate of the Air Force Academy, he holds a Masters of Business
Administration from Golden Gate University.


STRATEGIC VALUE FUND-- ROBERT A. UNGER (SINCE 2000).


A Senior Vice President of Columbia and Chartered Financial Analyst, Mr. Unger joined Columbia in 1984. Previously, he served as Vice President and Portfolio Manager at Alliance Capital Management and Senior Vice President at Oppenheimer Asset Management. Mr. Unger is a graduate of Northwestern University and holds a Master of Business Administration from the University of Denver.


                                  MANAGEMENT

BALANCED FUND -- TEAM MANAGED (SINCE 1998).

Based on an analysis of macroeconomic factors and the investment environment, Columbia's Asset Allocation Committee is responsible for determining the Fund's weightings in stocks, bonds and cash investments. That committee is also responsible for determining the sector or industry weightings of the equity portion of the Fund. Columbia's Bond Team is responsible for determining the sector emphasis among different types of fixed income securities. Individual members of the entire Investment Team then select the securities within the sector or asset classes for which they have research and analytic responsibility.


SHORT TERM BOND FUND -- LEONARD A. APLET (SINCE 2000) AND JEFFREY L. RIPPEY (SINCE 1987).


Mr. Aplet, a Vice President of Columbia and a Chartered Financial Analyst, joined Columbia in 1987. Previously, he was a County Supervisor for the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of California at Berkeley in 1987.

A Vice President of Columbia and a Chartered Financial Analyst, Mr. Rippey joined Columbia in 1981. Previously, he worked in the Trust Department of Rainier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University.

FIXED INCOME SECURITIES FUND-- LEONARD A. APLET (SINCE 1989) AND JEFFREY L. RIPPEY (SINCE 1989).

NATIONAL MUNICIPAL BOND FUND-- GRETA R. CLAPP (SINCE 1999).

A Vice President of Columbia and a Chartered Financial Analyst, Ms. Clapp joined Columbia in 1991. Previously, she was an Assistant Vice President and Portfolio Manager at The Putnam Companies (1985-1988). Ms. Clapp received a Master of Business Administration degree from the University of Michigan in 1990.

OREGON MUNICIPAL BOND FUND-- GRETA R. CLAPP (SINCE 1992).

HIGH YIELD FUND-- JEFFREY L. RIPPEY (SINCE 1993) AND KURT M. HAVNAER (SINCE
2000).

A Vice President of Columbia and a Chartered Financial Analyst, Mr.
Havnaer joined Columbia in 1996. Previously, he worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Co. (1991-1996). Mr. Havnaer received a Master of Business Administration degree from Seattle University in 1991.

COLUMBIA DAILY INCOME COMPANY-- LEONARD A. APLET (SINCE 1988).

PERSONAL TRADING

Members of the Investment Team and other employees of the Funds or Columbia are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Funds and Columbia. The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. For more information on the Code of Ethics and specific trading restrictions, see the Funds' Statement of Additional Information.


[SIDENOTE]

The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders.
[GRAPHIC]


                                  MANAGEMENT

AT-A-GLANCE INSTRUCTIONS FOR ACCOUNTS


 OPENING A NEW ACCOUNT                                        BUYING SHARES
--------------------------------------------------------     --------------------------------------------------------
 BY MAIL
   [STAMPED ENVELOPE SYMBOL]
   REGULAR MAIL                                               REGULAR MAIL
   Columbia Financial Center                                  Columbia Financial Center
   P.O. Box 1350                                              P.O. Box 1350
   Portland, OR 97207-1350                                    Portland, OR 97207-1350

   OVERNIGHT CARRIER                                          OVERNIGHT CARRIER
   Columbia Financial Center                                  Columbia Financial Center
   1301 S.W. Fifth Avenue                                     1301 S.W. Fifth Avenue
   Portland, OR 97201-5601                                    Portland, OR 97201-5601

   Complete an application and send it to the address         Send your investment to the above address. Be sure to
   above with your check for at least the minimum fund        enclose an investment slip from the bottom of your
   investment.                                                statement.

---------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE
   [PHONE SYMBOL]
   1-800-547-1707                                             1-800-547-1707

   WIRE: Once you submit a completed application, you         WIRE: Invest using federal funds wired from your bank.
   may open an account using federal funds wired from         Since each Fund has a different wire number, call us
   your bank. Since each Fund has a different wire            for instructions.
   number, call us for instructions.
                                                              EXCHANGE: Use the proceeds from the redemption in one
                                                              Fund to purchase shares of another Fund with the same
                                                              account number. To exchange shares, call us.

                                                              TELEVEST: Provided the service is already set up on
                                                              your account (use the application or call us for a
                                                              form), request a transfer from your bank for investment
                                                              in the Columbia Funds.

---------------------------------------------------------------------------------------------------------------------
INTERNET
   [COMPUTER SYMBOL]
   www.columbiafunds.com                                      www.columbiafunds.com
   Download a prospectus and an application from our          EXCHANGE: Call us for a personal identification
   Web site. Mail a completed application with your           number to access your account online. Then, use the
   initial investment to the address above.                   proceeds from the redemption in one Fund to purchase
                                                              shares of another Fund with the same account number.
                                                              Submit your exchange request through our secure site.
---------------------------------------------------------------------------------------------------------------------
AUTOMATIC [ARROWS SYMBOL]
   A minimum of $50 per fund lets you open an                 Arrange to have investments transferred automatically
   account, provided you establish an automatic               from your bank account to the Columbia Fund(s) of
   investment plan (AIP). This means that investments         your choice on the 5th, 20th, or both, of each month.
   are transferred automatically from your bank to            Sign up for AIP on the application or call us for a
   the Columbia Fund(s) of your choice each month.            form. AIP investment minimum is $50 per Fund.
   Sign up for AIP on the application, or call us for
   a form.
---------------------------------------------------------------------------------------------------------------------
IN PERSON
   [HANDS SHAKING SYMBOL]
   Columbia Financial Center                                  Columbia Financial Center
   1301 S.W. Fifth Avenue                                     1301 S.W. Fifth Avenue
   Portland, OR 97201-5601                                    Portland, OR 97201-5601

   7:30-5:00 PST                                              7:30-5:00 PST

   Visit Columbia Funds, conveniently located in              Visit Columbia Funds, conveniently located in
   downtown Portland.                                         downtown Portland.


 SELLING (REDEEMING) SHARES
--------------------------------------------------------------------------------

REGULAR MAIL
Columbia Financial Center
P.O. Box 1350
Portland, OR 97207-1350

OVERNIGHT CARRIER
Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

Send your redemption request to the above address. Redemption requests must be signed by each shareholder required to sign on the account. A signature guarantee may be required. Accounts in the names of corporations, fiduciaries, and intermediaries may require additional documentation.

--------------------------------------------------------------------------------

1-800-547-1707

Redeem shares by phone (unless you have declined this service on the application). Proceeds from telephone redemptions may be mailed only to the account owner at the address of record (maximum $50,000) or transferred to a bank designated on the application (any amount).

WIRE: Call us to request a wire redemption. Your request must be at least $1,000, and the bank wire cost for each redemption will be charged against your Columbia account. Your bank may impose a fee.

EXCHANGE: Use the proceeds from the redemption of one Fund to purchase shares of another Fund with the same account number. To exchange shares, call us.

--------------------------------------------------------------------------------

www.columbiafunds.com

EXCHANGE: Call us for a personal identification number to access your account online. Then, use the proceeds from the redemption in one Fund to purchase shares of another Fund with the same account number. To exchange shares, use our secure account e-mail.

--------------------------------------------------------------------------------

For accounts over $5,000, redeem shares on a regular basis through a transfer of funds from your Columbia account directly to the bank designated on your application ($50 minimum withdrawal).

--------------------------------------------------------------------------------

Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

7:30-5:00 PST

Although you can visit Columbia Funds to make a redemption request, availability of the proceeds will vary. Please call ahead for details.



[SIDEBAR]

        TAX-ADVANTAGED INVESTING WITH A COLUMBIA IRA OR RETIREMENT PLAN

The following accounts require special applications. For an application and more details about tax-advantaged investing, call us at 1-800-547-1707.

                                 TRADITIONAL IRA

A Traditional IRA allows you to invest a maximum of $2,000 each year and earn tax-deferred returns. Your contributions may be tax deductible. Deductions may be limited if your income exceeds a certain level or if you participate in certain retirement plans. Any withdrawals of tax deductible contributions and tax-deferred earnings are taxable at your regular income tax rate. Early withdrawals also may be subject to penalties. You may choose to roll over retirement plan proceeds into a Columbia IRA in order to prolong tax-deferred savings.

                                    ROTH IRA

A Roth IRA allows you to invest a maximum of $2,000 each year, the returns on which are tax-free. Your contributions are not tax deductible. Your ability to invest in a Roth IRA may be limited if your income exceeds a certain level. Tax-free withdrawals are available after a five-year holding period, provided you are over 59-1/2, a first time homebuyer, or satisfy other requirements.

                                  EDUCATION IRA

This account allows you to contribute a maximum of $500 each year, the returns on which are generally tax free when used to fund certain higher education expenses of a child. Your contributions are not tax deductible. Your ability to invest in an Education IRA may be limited if your income exceeds a certain level.

                                RETIREMENT PLANS

A number of retirement plan options are available for small- to mid-size businesses. Contact Columbia at 1-800-547-1037, extension 2115 for further information.


                               INVESTOR SERVICES

INVESTOR SERVICES

This section is designed to acquaint you with the different services and policies associated with an investment in Columbia Funds. For an at-a-glance summary of account instructions, please see page 48.

PURCHASING SHARES

Shares of Columbia Funds are available at net asset value ("NAV"), which means that you pay no sales charges or commissions to invest. Your investment will be priced at the NAV next calculated after your order is accepted by the Funds. Investments received for Columbia Daily Income Company must be converted to federal funds, so there may be a one-day delay in your investment. All bond funds and Columbia Daily Income Company will begin to earn interest on the day after the investment is made.

SELLING SHARES

You can sell (redeem) shares any day the New York Stock Exchange ("NYSE") is open for business. Your shares will be redeemed at their net asset value, calculated after your valid redemption request is accepted by the Funds. There are no fees to sell shares.

When redeeming, please keep these important points in mind:

- A signature guarantee may be required. See page 52 for examples of when a signature guarantee is required.

- Any certificated shares will require the return of the certificate before a redemption can be made.

- Redemptions of an IRA will require the completion of additional paperwork for the purposes of IRS tax reporting.

- Redemption requests must be signed by all owners on the account.

- Redemption requests from corporations, fiduciaries and intermediaries may require additional documentation.

Normally, your redemption proceeds will be sent to you the day after the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds will be sent to



[SIDEBAR]

INVESTMENT MINIMUMS

FIRST TIME FUND INVESTMENT:
  $1,000 Minimum for all Funds but the Special and Small Cap Funds, which have $2,000 minimums

SUBSEQUENT FUND INVESTMENT:
  $100 for all Funds

AUTOMATIC INVESTMENT PLAN:
  $50 for all Funds (minimum requirements for first time investments are waived)

When investing in the Funds, please keep these important points in mind:

- Personal checks for investment should be drawn on U.S. funds, must meet Fund investment minimum requirements, and be made payable to Columbia Funds

- Columbia will not accept cash investments

- Columbia reserves the right to reject any investment

- If your investment is cancelled because your check did not clear the bank or because the Funds were unable to debit your bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased

- Columbia may reject any third party checks submitted for investment you no later than seven days from the redemption date. Proceeds transmitted by way of ACH (Automated Clearing House) are usually credited to your bank account on the second business day following the request.

Also, before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. Additionally, the Fund reserves the right to redeem shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. In that event, you will incur transaction costs if you sell the securities for cash.

DRAFTWRITING IN COLUMBIA DAILY INCOME COMPANY.

If you are a Columbia Daily Income Company shareholder, you may redeem shares by draft if you have completed the signature card attached to your original application. Drafts will be furnished to you free of charge. Drafts may not be written for less than $250. Your investment will earn daily income until your draft is presented for payment. Of course, your draft can only be paid if you have sufficient funds invested in Columbia Daily Income Company. A draft is a redemption and, therefore, subject to the Fund's approval. The draftwriting service may be terminated upon written notice.

IMPORTANT FUND POLICIES

HOW SHARES ARE PRICED.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund. A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time).

Shares will only be priced on days that the NYSE is open for trading. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. The Funds use market prices in valuing portfolio securities. Securities for which market quotations are not available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost, which approximates market value.


[SIDEBAR]

WILL A FUND EVER BE CLOSED TO NEW INVESTORS?

While Columbia reserves the right to close a Fund to new investors in the future, all Funds are now open to new investors. Columbia will carefully consider a number of factors prior to closing a Fund to new investors, including a Fund's total assets and its flow of new money. If a Fund does close, existing Fund shareholders may continue to invest in that Fund so long as the shareholder's account remains open.


                             INVESTOR SERVICES

Trading on many foreign securities markets is completed at various times before the close of the NYSE or on days the NYSE is not open for business. Consequently, the calculation of a Fund's NAV may take place at a time that is different than when prices are determined for funds holding foreign securities. As a result, events affecting the values of foreign portfolio securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of NAV, unless the Board of Directors or Columbia, if delegated by the Board, determines that the event would materially affect the NAV.

FINANCIAL INTERMEDIARIES.

If you invest through a third-party (rather than directly with Columbia), the policies and fees for transacting business may be different than those described here. Banks, brokers, 401(k) plans, financial advisors and financial supermarkets (a "Financial Intermediary") may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Your total cost of investing in a Fund will be increased to the extent of any fees charged by your Financial Intermediary. Also, because these arrangements reduce or eliminate the need for the Fund's transfer agent to provide account services, the Funds and Columbia may pay the Financial Intermediary a recordkeeping or account servicing fee. Many Financial Intermediaries enter into an agreement with the Funds that authorizes them to accept purchase and redemption orders on behalf of the Funds. To the extent that the Financial Intermediary has agreed to act as an agent for the Fund, the Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or its delegate accepts the order. The order will be priced at the Fund's net asset value next computed after it is accepted by the Financial Intermediary or its delegate.

EXCHANGES.

On any business day, you may exchange all or a portion of your shares into any other available Columbia Fund. To prevent excessive exchange activity to the detriment of other shareholders, only four exchanges per Fund are allowed per year. When exchanging into a new Fund, be sure you read the part of the Prospectus that pertains to the Fund you exchange into. This



[SIDEBAR]

WHEN IS A SIGNATURE GUARANTEE NECESSARY?

To protect against fraud, a signature guarantee is required for each of the following written redemption requests:

- Redemption requests over $50,000

- Redemption checks that are made payable to someone other than those registered on the account

- A request to send proceeds to an address or account other than those of record

- The mailing address for your redemption check has changed in the last 10 days

Columbia may require signature guarantees in other situations or reject a redemption for legal reasons. Signature guarantees are available from a bank, broker dealer, credit union, savings and loan, national securities exchange or trust company. A notary public cannot supply a signature guarantee.

privilege may be revoked or modified at any time, and the Funds reserve the right to reject any exchange request. For example, the Funds may reject exchanges from accounts engaged in or known to engage in trading that exceeds the Fund's annual limit (including market timing transactions).

TELEPHONE REDEMPTIONS.

To determine whether telephone instructions are genuine, Columbia will request personal shareholder information when you call. All telephone instructions are recorded and a written confirmation of the redemption is mailed to the address of record. Proceeds from a telephone redemption may only be mailed to the registered name and address on the account, or transferred to your predesignated bank account or to another Columbia Fund under the same account number. For your protection, the ability to redeem by phone and have the proceeds mailed to your address may be suspended for up to 30 days following an address change. You may be liable for any fraudulent telephone instructions as long as Columbia takes reasonable measures to verify the identity of the caller.

AUTOMATIC WITHDRAWALS.

Automatic withdrawals are redeemed within seven days after the end of the month or quarter to which they relate. To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum balance requirement, your account is subject to being closed on 60 days written notice.

INVOLUNTARY REDEMPTIONS.

Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

- Your Fund balance falls below $500

- You are a U.S. shareholder and fail to provide a certified taxpayer identification number

- You are a foreign shareholder and fail to provide a current Form W-8, "Certificate of Foreign Status"

If your shares are redeemed by the Fund, payment will be made promptly at the Fund's current net asset value, and may result in a realized capital gain or loss.


                              INVESTOR SERVICES

TAXPAYER IDENTIFICATION NUMBER.

Federal law requires each Fund to withhold 31% of dividends and redemption proceeds paid to shareholders who have not complied with certain tax requirements. You will be asked to certify on your account application that the Social Security number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the IRS. The Funds will generally not accept new investments that do not comply with these requirements.

SHAREHOLDER STATEMENTS.

To stay informed about the status of your account, every Columbia Funds shareholder receives either monthly or quarterly statements. With the exception of recurring activity, such as an automatic investment or withdrawal plan, you will receive a confirmation for all transactions in your account. Shareholder reports are mailed to shareholders twice a year, and you'll also receive an annual tax report detailing the taxable characteristics of any Fund distributions from the prior year. To reduce Fund expenses, only one shareholder report and the Funds' annually updated prospectus will be mailed to accounts with the same Tax Identification Number or the same family name registered at the same address. If you do not wish to have your shareholder reports and prospectuses consolidated, please call us and we will send you individual copies within 30 days of your request. In addition, shareholders or multiple accounts at the same mailing address can eliminate duplicate enclosures for statements mailed to that address by filing a SAVMAIL form with the Funds. For a SAVMAIL form or to receive additional copies of any financial report or Prospectus, please call an Investor Services Representative at 1-800-547-1707.



[SIDEBAR]

RECEIVE CUSTOMIZED INVESTMENT MANAGEMENT WITH A PRIVATE MANAGEMENT ACCOUNT

For custom asset allocation services among the Columbia Funds, Columbia Trust Company offers the Private Management Account for investments over $150,000. The annual fee for this service is:

- .75% on the first $500,000

- .50% on the next $500,000

- .25% on assets over $1,000,000

The minimum fee for this service is $1,000 and the maximum fee is $15,000. These fees are in addition to the underlying expenses of the Funds making up the Private Management Account. For additional information, please call 1-800-547-1037, x2200.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund distributes to shareholders its net investment income and net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) and net long-term capital gains (gains realized on the sale of a security by a Fund) are distributed as follows:



================================================================================
INCOME AND CAPITAL GAINS DISTRIBUTIONS
================================================================================
                             NET INVESTMENT                NET REALIZED LONG-
FUND                         INCOME                        TERM CAPITAL GAINS

Growth Fund                  Declared and paid             Normally declared
International Stock Fund     in December                   and paid in
Special Fund                                               December
Small Cap Fund
Technology Fund
Strategic Value Fund
--------------------------------------------------------------------------------
Common Stock Fund            Declared and paid each        Normally declared
Real Estate Equity Fund      calendar quarter              and paid in
Balanced Fund                                              December
--------------------------------------------------------------------------------
Short Term Bond Fund         Declared daily and            Normally declared
Fixed Income                 paid monthly                  and paid in
  Securities Fund                                          December
National Municipal
  Bond Fund
Oregon Municipal
  Bond Fund
High Yield Fund
--------------------------------------------------------------------------------
Money Market Fund            Declared and paid daily       Declared and paid
                                                           in December (if any)


Unless you elect to receive your distributions in cash, income and capital gain distributions will be reinvested in additional shares on the dividend payment date.

TAX EFFECT OF DISTRIBUTIONS

SHAREHOLDERS OF FUNDS OTHER THAN MUNICIPAL BOND FUNDS.

Distributions from the Funds are taxable unless a shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long a shareholder has been invested in the Fund and whether distributions are reinvested or taken as cash.


                            DISTRIBUTIONS AND TAXES

In general, distributions are taxable as follows:

================================================================================
TAXABILITY OF DISTRIBUTIONS
================================================================================
TYPE OF DISTRIBUTION                        TAXABLE AT

Dividend Income                             Ordinary Income Rate
--------------------------------------------------------------------------------
Short-Term Capital Gains                    Ordinary Income Rate
--------------------------------------------------------------------------------
Long-Term Capital Gains                     20% or 10% (depending on
                                            whether you are in the
                                            28% or 15% tax bracket)


Distributions by the Columbia stock funds will consist primarily of capital gains, and distributions by the Columbia bond funds and the Money Market Fund will consist primarily of ordinary income. In January, the Funds will send shareholders information detailing the net investment income and capital gains distributed in the prior year.

"BUYING INTO A DISTRIBUTION." Purchasing a Fund's shares in a taxable account before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.


As securities of the Fund are sold at a profit during the period covered by a distribution (over the course of a year, for example), a Fund may build up capital gains. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred, and you incur the full tax liability on the distribution.

SHAREHOLDERS OF MUNICIPAL BOND FUNDS.

FEDERAL TAXES. A substantial portion of the net investment income distributed by the Municipal Bond Funds will be tax-exempt interest and will not be includible in a shareholder's gross income for federal income tax purposes. A portion of net income distributed by these Funds may, however, be taxable as ordinary income to the extent the distribution represents taxable interest received from sources other than municipal bonds or taxable accrued market discount on the sale or redemption of municipal

[SIDEBAR]

Distributions by the Columbia stock funds will consist primarily of capital gains, and distributions by the Columbia bond funds and the Money Market Fund will consist primarily of ordinary income.


[GRAPHIC]
bonds. Additionally, even though shareholders generally will not be taxed on distributions of tax-exempt interest, to the extent these Funds have net capital gains, shareholders will be taxed on the gain at the applicable capital gains rate.

STATE INCOME TAXES.

NATIONAL MUNICIPAL BOND FUND: Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, whether the individual is subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.

OREGON MUNICIPAL BOND FUND: Individuals, trusts, and estates will not pay Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal securities of the State of Oregon, its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax are generally subject to Oregon personal income tax on distributions derived from other types of income received by the Oregon Municipal Bond Fund, including capital gains. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on the income from the Fund, including income that is exempt for federal purposes.

TAXABILITY OF TRANSACTIONS

The sale of Fund shares or the exchange of Fund shares for shares of another Fund is considered a taxable event that may produce a gain or loss. Shareholders are responsible for any tax liabilities generated by their transactions.

    -----------------------------------------------------------------
    Local taxes are beyond the scope of this discussion. This section provides only a brief summary of tax information related to the Funds. You should consult your tax professional about the tax consequences of investing in the Funds.
    -----------------------------------------------------------------

                            DISTRIBUTIONS AND TAXES

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

This section contains additional information about the risks, strategies and types of securities in which the Funds will principally invest. For a more detailed description of each Fund and its investment strategy, please request a copy of the Funds' Statement of Additional Information.

PORTFOLIO SECURITIES

INTERNATIONAL STOCK FUND.


In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to currency exchange contracts.


The Fund may also invest in derivatives. A discussion of derivatives is found in "More about Risks."


TECHNOLOGY FUND.


Messrs. Fleischman and Marshman, as the Fund's portfolio co-managers, are primarily responsible for implementing and maintaining the Fund's investment themes and strategies developed by the Investment Team. They will collaborate to monitor the overall portfolio weightings in various sectors of the technology industry, as well as the overall allocation of the Fund's portfolio to both large cap stocks versus small/mid-cap stocks. Using the expertise of the Investment Team, Mr. Fleischman will provide the primary top down perspective in managing the Fund, and Mr. Marshman will provide input on proposed changes to the overall characteristics and the industry sector and capitalization allocations of the Fund. Based upon these industry sector and capitalization allocations, Mr. Fleischman shall have responsibility for selecting large cap stocks and Mr. Marshman shall have responsibility for selecting mid- and small-cap stocks based upon fundamental and technical analysis. This involves a bottom-up review of individual companies, where the managers look at such factors as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, and price/earnings and price/book ratios.

The Fund is concentrated, which means it may invest more than 25% of its assets in specific industries within the technology sector, such as the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries.

STRATEGIC VALUE FUND.

In making decisions as to the securities to hold, the portfolio manager employs fundamental research and evaluates the issuer based on its financial statements and operations. The portfolio manager focuses on the quality of the issuer, the price of an individual issuer's common stock, and also on economic sectors. Market-timing strategies may occasionally be employed. The portfolio manager measures a company's value by its P/E ratio, price/cash flow ratio, price/book ratio and price-to-private market values. A P/E ratio is the relationship between the price of a stock and earnings per share and it attempts to measure how much investors are willing to pay for future earnings. This figure is determined by dividing a stock's market price by the issuing company's earnings per share. Price/cash flow is the relationship between the price of a stock and the company's available cash from operations and helps provide an understanding about future cash flow.


Before selecting individual securities for the Fund, the portfolio manager begins with a top-down, industry sector analysis. Then, in addition to measuring value by focusing on issuing companies' P/E ratios and price/cash flow ratios, factors the portfolio manager looks for in selecting investments include:

- Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.

- Management with demonstrated ability and commitment to the company.

- Low market valuations relative to earnings forecasts, book value, cash flow and sales.

FIXED INCOME SECURITIES FUND, BALANCED FUND AND SHORT TERM BOND FUND.

The Fixed Income Securities Fund, the Balanced Fund and the Short Term Bond Fund may invest in a variety of debt securities such as bonds, debentures, notes, equipment trust certificates and short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of, or guaranteed by, the U.S. Government and its agencies and instrumentalities, mortgage-backed certificates, mortgage-backed securities and other similar securities representing ownership in a pool of loans. The Short Term Bond Fund may also invest in repurchase agreements with banks or securities dealers relating to these securities.


                            MORE ABOUT THE FUNDS

Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

The Funds will usually invest some portion of their assets in collateralized mortgage obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment-grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. A Fund will only invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Each Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above.

MUNICIPAL BOND FUNDS.

While each of the Funds attempts to invest 100% of its assets in tax-free municipal securities, each Fund may invest up to 20% of its assets in securities that pay taxable interest. In such circumstances, the Fund will invest in obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances and letters of credit) that are members of the Federal Reserve System and that have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by S&P, or if not rated, issued by a company that, at the time of investment by the Fund, has an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and repurchase agreements for any of these types of investments.

TEMPORARY INVESTMENTS.

Under adverse market conditions, each Fund (other than Columbia Daily Income Company) may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.

PORTFOLIO TURNOVER.

Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. When circumstances warrant, how- ever, a Fund may sell securities without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held one year or less, shareholders will be subject to taxes on these gains at ordinary income rates. See "Distributions and Taxes." Historical portfolio turnover rates are shown under "Financial Highlights" in the description of each Fund at the beginning of this Prospectus.


                              MORE ABOUT THE FUNDS

MORE ABOUT RISKS

This section provides more information about the risks of investing in the Funds, which you should consider before you invest.

REITS.

The Real Estate Equity Fund will, and the other Stock Funds as part of their principal investment strategy may, invest in REITs. Investment in REITs carries with it many of the same risks associated with direct ownership in real estate. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, a REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as mortgagee or lessor and may incur substantial costs associated with protection of its investments.

INTEREST RATE RISK.

Interest rate risk refers to the possibility that the net asset value of the fixed income portfolios may decline due to an increase in interest rates.

When interest rates go up, the value of a bond fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of a bond fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities. The amount of change in the value of a bond fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, fixed income securities with longer maturities are more sensitive to interest rate changes than securities with shorter maturities. To compensate for the higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

CREDIT RISK.

The fixed income securities in the Funds' portfolios are subject to credit risk. Credit risk refers to the possibility that the issuer of a bond may fail

[SIDENOTE]
Interest rate risk refers to the possibility that the net asset value of the fixed income portfolios may decline due to an increase in interest rates. [GRAPHIC] to make timely payments of interest or principal. Other than the High
Yield Fund and, to a lesser extent, the Fixed Income Securities Fund, the Balanced Fund and the Short Term Bond Fund, all three of which may invest in non-investment grade securities, the Funds will only invest in investment-grade fixed income securities. Investment-grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

===============================================================================
  INVESTMENT-GRADE SECURITIES
===============================================================================

  RATING AGENCY             LONG-TERM         SHORT-TERM
                            DEBT SECURITY     DEBT SECURITY

  Standard & Poor's (S&P)   At least BBB      At least A-3 or SP-2
-------------------------------------------------------------------------------
  Moody's Investors
  Service, Inc. (Moody's)   At least Baa      At least Prime-3 or MIG 4/VMIG4
-------------------------------------------------------------------------------

The Funds may also invest in securities unrated by these agencies if Columbia determines the security to be of equivalent investment quality to an investment grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. Discussion concerning the risks of investing in non- investment grade bonds can be found in the description of the High Yield Fund. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Statement of Additional Information for a complete discussion of bond ratings.

NON-DIVERSIFIED RISK.


The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer. As a result, they may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.


FOREIGN INVESTMENTS.


Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depository

Receipts (ADRs) and Global Depository Receipts (GDRs). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers.


Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments. In addition, to the extent that the securities are denominated in a foreign currency, the value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which foreign securities are denominated.


Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of the currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.


DERIVATIVES


Certain Funds may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Funds will not use derivatives for speculative purposes or as leveraged investment that magnify gains or losses.

ZERO-COUPON SECURITIES.

The High Yield Fund and the municipal bond funds intend to invest in debt securities structured as zero-coupon securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

MORTGAGE RELATED SECURITIES AND COLLATERALIZED MORTGAGE
OBLIGATIONS ("CMOs").

The Short Term Bond Fund, the Balanced Fund and the Fixed Income Securities Fund may also invest in mortgage related securities and CMOs. Investments in mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayment on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund (prepayment risk). Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

ALTERNATIVE MINIMUM TAX.

If you are subject to the federal alternative minimum tax, you should be aware that up to 10% of each of the Municipal Bond Funds' net assets may be invested in debt securities, the interest on which is subject to the alternative minimum tax.

MORE ABOUT THE FUNDS

FOR YOUR INFORMATION

You can find additional information on the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS.

While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. The reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected Fund performance during the reporting period.

STATEMENT OF ADDITIONAL INFORMATION ("SAI").

The SAI supplements the Prospectus and contains further information about each Fund and its investment restrictions, risks and policies.

A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. You can get free copies of the current annual/semiannual report and SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

                  COLUMBIA FUNDS
                  1301 S.W. Fifth Avenue
                  Portland, Oregon  97201
                  Telephone:     Portland (503) 222-3606
                                 Nationwide 1-800-547-1707
                                 www.columbiafunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's e-mail address of publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-6341 (CCSF)
                  811-1449 (CGF)
                  811-7024 (CISF)
                  811-4362 (CSF)
                  811-7671 (CSCF)
                  811-8256 (CREF)
                  811-10159 (CTF)
                  811-10161 (CSVF)
                  811-6338 (CBF)
                  811-4842 (CSTB)
                  811-3581 (CFIS)
                  811-7832 (CNBF)
                  811-3983 (CMBF)
                  811-7834 (CHYF)
                  811-2507 (CDIC)

                                        NOTES
                                  ------------------

                                 [Bird symbol]

                                 COLUMBIA FUNDS
               --1301 S.W. FIFTH AVENUE, PORTLAND, OREGON 97201--

                                 -- DIRECTORS--
               --------------------------------------------------
                                 JAMES C. GEORGE
                              J. JERRY INSKEEP, JR.
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH

                             -- INVESTMENT ADVISOR--
               --------------------------------------------------
                        COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201

                               -- LEGAL COUNSEL--
               --------------------------------------------------
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204.1268

                          -- INDEPENDENT ACCOUNTANTS--
               --------------------------------------------------
                           PRICEWATERHOUSECOOPERS LLP
                       1300 S.W. FIFTH AVENUE, SUITE 3100
                             PORTLAND, OREGON 97201

                               -- TRANSFER AGENT--
               --------------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201


                  FUNDS DISTRIBUTED BY PFPC DISTRIBUTORS, INC.

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                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                           COLUMBIA SPECIAL FUND, INC.
                          COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                       COLUMBIA STRATEGIC VALUE FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY
--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                 Columbia Funds
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600


      This Statement of Additional Information contains information relating to 15 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund" or "CCSF"), Columbia Growth Fund, Inc. (the "Growth Fund" or "CGF"), Columbia International Stock Fund, Inc. (the "International Stock Fund" or "CISF"), Columbia Special Fund, Inc. (the "Special Fund" or "CSF"), Columbia Small Cap Fund, Inc. (the "Small Cap Fund" or "CSCF"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Value Fund, Inc. (the "Strategic Value Fund" or "CSVF") Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Short Term Bond Fund, Inc. (the "Short Term Bond Fund" or "CSTB"), Columbia Fixed Income Securities Fund, Inc. (the "Fixed Income Securities Fund" or "CFIS"), Columbia National Municipal Bond Fund, Inc. (the "National Municipal Bond Fund" or "CNMF"), Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Municipal Bond Fund" or "CMBF"), Columbia High Yield Fund, Inc. (the "High Yield Fund" or "CHYF"), and Columbia Daily Income Company (the "Columbia Daily Income Company" or "CDIC") (each a "Fund" and together the "Funds").



      This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 20, 2001 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to any of the Funds or by calling 1-800-547-1037.


      The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS



Description of the Funds......................................................3
Investment Restrictions.......................................................22
Management....................................................................44
Investment Advisory and Other Fees Paid to Affiliates.........................50
Portfolio Transactions........................................................52
Capital Stock and Other Securities............................................55
Purchase, Redemption and Pricing of Shares....................................56
Custodians....................................................................60
Accounting Services and Financial Statements..................................61
Taxes.........................................................................61
Yield and Performance.........................................................70
Financial Statements..........................................................74






                                February 20, 2001

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


      Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Municipal Bond Fund and the Columbia Technology Fund, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Funds Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.


INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS


      The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. Each Fund's investment objective may not be changed without shareholder approval, other than the Special Fund, which may be changed by the Fund's Board of Directors without shareholder approval upon 30 days written notice. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 20 and 21 of this Statement of Additional Information.


SECURITIES RATING AGENCIES

      Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

      BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

      Aaa - Best quality; smallest degree of investment risk.

      Aa - High quality by all standards.

      Aa and Aaa are known as high-grade bonds.

      A - Many favorable investment attributes; considered upper medium-grade obligations.

      Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

      B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

      S&P -- The following is a description of S&P's bond ratings:

      AAA - Highest rating; extremely strong capacity to pay principal and interest.

      AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

      A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

      Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

      BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

      B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective is determined more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

NON-INVESTMENT GRADE SECURITIES ("JUNK BONDS")

      Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower S&P) that are eligible for purchase by certain of the Funds and in particular, by the Columbia High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

BANK OBLIGATIONS

      Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposit may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below.) Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of Untied States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

      A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

      Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

GOVERNMENT SECURITIES

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

      Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

      Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

OTHER MORTGAGE-BACKED SECURITIES

      The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

OTHER ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

FLOATING OR VARIABLE RATE SECURITIES

      Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

LOAN TRANSACTIONS

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, E.G., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

      Certain Funds may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund, permitted to engage in option transactions, may write such options on up to 25 percent of its net assets.

      Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Funds permitted to engage in financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

      Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986.

FOREIGN EQUITY SECURITIES

      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

      Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

FOREIGN FIXED INCOME SECURITIES

      Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. Dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

      The risk of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debit issues by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in while or in part.

CURRENCY CONTRACTS

      The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the Securities and Exchange Commission, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

      A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


      REITs are pooled investment vehicles that invest primarily in real estate-such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

REPURCHASE AGREEMENTS

      A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

BORROWING


      A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Notwithstanding the above, certain of the Funds' borrowings, however, may not exceed 5% of their assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


ILLIQUID SECURITIES

      "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.


      The International Stock Fund, the Technology Fund, the Strategic Value Fund, the Small Cap Fund, the High Yield Fund, the Real Estate Fund and the Short Term Bond Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions. Under the supervision of the Board of Directors of the Funds, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Board of Directors monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.


CONVERTIBLE SECURITIES AND WARRANTS

      Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

      To the extent the High Yield Fund or the Fixed Income Securities Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgement as to the best obtainable price.


INVESTMENTS IN SMALL AND UNSEASONED COMPANIES

      Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

DOLLAR ROLL TRANSACTIONS

      "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

      Dollar rolls may be treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund foregoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

WHEN-ISSUED SECURITIES

      When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placement and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

TEMPORARY INVESTMENTS

      When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

NON-DIVERSIFIED


      The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of its assets in the securities of a single issuer than the other Funds. Since the Fund invests in a relatively small number of issuers it is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

                                            Securities and Investment Practices
--------------------------------------------------------------------------------------------------------------------------------
                                           CCSF        CGF       CISF        CSF        CSCF       CREF       CTF       CSVF
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Securities (Baa or         *           *          *          *           *         *          *          *
higher by Moody's, BBB or higher by
S&P or believed by Columbia to be
equivalent), other than U.S.
Government obligations and municipal
securities
--------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities             X           X          X          X           X         X          X          X
--------------------------------------------------------------------------------------------------------------------------------
Domestic Bank Obligations                   *           *          *          *           *         *          *          *
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                  *           *          *          *           *         *          *          *
--------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                  NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------
CMOs                                        NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                     NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------
Floating or Variable Rate                   NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------
Loan Transactions                           X           X          X          X           O         O          O          O
--------------------------------------------------------------------------------------------------------------------------------
Options & Financial Futures                 O           O          O          O           O         O          O          O
--------------------------------------------------------------------------------------------------------------------------------
Foreign Equities
--------------------------------------------------------------------------------------------------------------------------------
   Developed Countries                   33.3%, O    10%, O        +       33.3%, O    25%, O     20%, O     25%,0      25%,0
--------------------------------------------------------------------------------------------------------------------------------
   Emerging Countries                       X           X          +          X           X         X          X          X
--------------------------------------------------------------------------------------------------------------------------------
ADRs                                     33.3%, O    10%, O        +       33.3%, O    25%, O       X        25%,0      25%,0
--------------------------------------------------------------------------------------------------------------------------------
Currency Contracts
--------------------------------------------------------------------------------------------------------------------------------
   Hedging                                  O           O       25%, +        O           O         O          O          O
--------------------------------------------------------------------------------------------------------------------------------
   Speculation                              X           X          X          X           X         X          X          X
--------------------------------------------------------------------------------------------------------------------------------
   Spot Basis                               O           O          +          O           O         O          O          O
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                       *           *          *          *           *         *          *          *
--------------------------------------------------------------------------------------------------------------------------------
Restricted/Illiquid (CISF, CSCF, CTF,
CSVF, and CREF exclude 144A
securities from definition of
illiquid with board supervision)          5%, O       5%, O     10%, O      10%, O     10%, O     10%, O     10%,O      10%,O
--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities/Warrants             O           O          O          +           +         +          +          +
--------------------------------------------------------------------------------------------------------------------------------
Unseasoned/less than three years
operating history                         5%, O       5%, O      5%, O      10%, +     10%, +     5%, +      10%,O      10%,O
--------------------------------------------------------------------------------------------------------------------------------
Small Companies                             O           O          O          +           +         +          +          +
--------------------------------------------------------------------------------------------------------------------------------
Dollar Roll Transactions                    NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities                      O           O          O          O           O         O          O          O
--------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities             NA         NA          O          NA         NA         NA        NA         NA
(including Foreign Bank Obligations)
--------------------------------------------------------------------------------------------------------------------------------
Zero Coupon/Pay in Kind                     NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------
Real Estate (excluding REITs)               X           X          X          X           X         X          X          X
--------------------------------------------------------------------------------------------------------------------------------
REITs                                       +           +          O          +           +         +          O          +
--------------------------------------------------------------------------------------------------------------------------------
Borrowing                                 5%, *       5%, *    33.3%, *     5%, *       5%, *     5%, *    33.3%, *   33.3%, *
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds                             NA         NA         NA          NA         NA         NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------------


+ Permitted - Part of principal investment strategy
X Not permitted/Fundamental Policy
O Permitted - Not a principal investment strategy
* Temporary Investment or cash management purposes
% Percentage of total or net assets that Fund may invest
NA Not an investment strategy

---------------------------------------------------------------------------------------------------------------------
                                          CSTB      CFIS       CMBF       CNMF       CHYF        CBF         CDIC
---------------------------------------------------------------------------------------------------------------------
Investment Grade Securities (Baa or        +          +          O          O          O          +           NA
higher by Moody's, BBB or higher by
S&P or believed by Columbia to be
equivalent), other than U.S.
Government obligations and municipal
securities
---------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities          10%, O    10%, O       NA         NA          +        10%, O        NA
---------------------------------------------------------------------------------------------------------------------
Domestic Bank Obligations                  *          *          *          *          *          *           +
---------------------------------------------------------------------------------------------------------------------
Commercial Paper                           *          *          *          *          *          *           +
---------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                 +          +          *          *          *          +           +
---------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                 +          +         NA         NA          O          +           NA
---------------------------------------------------------------------------------------------------------------------
CMOs                                       +          +         NA         NA          O          +           NA
---------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                    +          +         NA         NA          O          +           NA
---------------------------------------------------------------------------------------------------------------------
Floating or Variable Rate                  +          +         NA         NA          O          +           NA
---------------------------------------------------------------------------------------------------------------------
Loan Transactions                          O          O          O          X          O          X           X
---------------------------------------------------------------------------------------------------------------------
Options & Financial Futures                O          X          X          X          O          O           X
---------------------------------------------------------------------------------------------------------------------
Foreign Equities
---------------------------------------------------------------------------------------------------------------------
   Developed Countries                     NA        NA         NA         NA         NA       33.3%, O       NA
---------------------------------------------------------------------------------------------------------------------
   Emerging Countries                      NA        NA         NA         NA         NA          X           NA
---------------------------------------------------------------------------------------------------------------------
ADRs                                       NA        NA         NA         NA         NA       33.3%, O       NA
---------------------------------------------------------------------------------------------------------------------
Currency Contracts
---------------------------------------------------------------------------------------------------------------------
   Hedging                                 NA        NA         NA         NA         NA          O           NA
---------------------------------------------------------------------------------------------------------------------
   Speculation                             NA        NA         NA         NA         NA          X           NA
---------------------------------------------------------------------------------------------------------------------
   Spot Basis                              NA        NA         NA         NA         NA          O           NA
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                      *          *          *          *          *          *           *
---------------------------------------------------------------------------------------------------------------------
Restricted/Illiquid (CHYF and CSTB       10%, O    10%, O     10%, O     10%, O     10%, O      5%, O         X
excludes 144A securities from
definition of illiquid with board
supervision)
---------------------------------------------------------------------------------------------------------------------
Convertible Securities/Warrants            O          O         NA         NA          O          O           NA
---------------------------------------------------------------------------------------------------------------------
Unseasoned/less than three years
operating history                        5%, O      5%, O       NA         NA        5%, +      5%, O         NA
---------------------------------------------------------------------------------------------------------------------
Small Companies                            NA        NA         NA         NA          +          O           NA
---------------------------------------------------------------------------------------------------------------------
Dollar Roll Transactions                   O          O         NA         NA          O          O           NA
---------------------------------------------------------------------------------------------------------------------
When-Issued Securities                     O          O          O          O          O          O           O
---------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities          10%, O    20%, O       NA         NA       10%, O      20%, O        NA
(including Foreign Bank Obligations)
---------------------------------------------------------------------------------------------------------------------
Zero Coupon/Pay in Kind                    O          O          +          +          O          O           NA
---------------------------------------------------------------------------------------------------------------------
Real Estate (excluding REITs)              X          X          X          X          X          X           X
---------------------------------------------------------------------------------------------------------------------
REITs                                      O          O         NA         NA          O          O           NA
---------------------------------------------------------------------------------------------------------------------
Borrowing                               33.3%,*     5%, *    33.3%, *   33.3%, *     5%, *      5%, *      33.3%, *
---------------------------------------------------------------------------------------------------------------------
Municipal Bonds                            O          O          +          +         NA          O           NA
---------------------------------------------------------------------------------------------------------------------


+ Permitted - Part of principal investment strategy
X Fundamental policy/not permitted
O Permitted - Not a principal investment strategy
* Temporary Investment or cash management purposes
% Percentage of total or net assets that Fund may invest
NA Not an investment strategy

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Prospectus sets forth the investment objectives and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

      1.    Buy or sell commodities or commodity contracts.

      2. Concentrate more than 25 percent of its investments in any one industry.

      3. Buy or sell real estate. (However, the Fund may buy readily marketable securities such as real estate investment trusts.)

      4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

      5. Hold more than 5 percent of the voting securities of any one company.

      6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds.

      7. Purchase securities of any issuer when those officers and directors of the Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

      12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years continuous operation and equity securities which are not readily marketable.

      13.   Invest in companies for purposes of control or management.

      14.   Buy securities on margin or make short sales.

      15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to this investment restriction.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

      7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

      12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SMALL CAP FUND, INC.

      The Small Cap Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the Securities and Exchange Commission.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

      The Real Estate Fund may not:

      1.    Buy or sell commodities or commodity futures contracts.

      2. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

      4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, in that event, will not be subject to the above investment restriction.

      5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

      7. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5% of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10% of the gross assets, valued at cost, of the Fund.

      12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13.   Invest in companies to exercise control or management.

      14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

      17. Concentrate investments in any one industry, except that the Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.

COLUMBIA TECHNOLOGY FUND, INC.


The Technology Fund may not:

      1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3 percent of its total assets.


      5. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940.


      6. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.


      7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.


      8. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.


      9. Invest in companies for the purpose of exercising control or management.


      10. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.


      11. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.


      12. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS" for a complete discussion of illiquid securities.


COLUMBIA STRATEGIC VALUE FUND, INC.


The Strategic Value Fund may not:


      1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.


      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.


      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided, however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3 percent of its total assets.


      5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.


      6. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940.


      7. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      8. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.


      9. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.


      10. Invest in companies for the purpose of exercising control or management.


      11. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.


      12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.


      13. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS" for a complete discussion of illiquid securities.


COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

      1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

      2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

      8.    Purchase securities of other open-end investment companies.

      9.    Issue senior securities, bonds, or debentures.

      10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

      12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      13. Invest in companies for the purpose of exercising control or management.

      14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

      15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SHORT TERM BOND FUND, INC.


The Short Term Bond Fund may not:


      1.    Issue senior securities, bonds, or debentures.

      2. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.


      3. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.


      4. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the adviser.


      5. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.


      6. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities.


      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.


      8. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pool of real estate mortgage loans.


      9. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.


      10. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.


      11. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.


      12. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.


      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.


      14.   Invest in companies to exercise control or management.

      15. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.


      16. Engage in short sale of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Fixed Income Securities Fund may not:


      1.    Buy or sell commodities or commodity futures contracts.

      2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CDs) and bankers' acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

      9.    Purchase securities of other open-end investment companies.

      10.   Issue senior securities, bonds, or debentures.

      11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Fund.

      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      14.   Invest in companies to exercise control or management.

      15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

      16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

The National Municipal Bond Fund may not:

      1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

      2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

      3. Purchase more than 10 percent of the voting securities of any issuer.

      4.    Buy or sell commodities or commodity future contracts.

      5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

      6.    Issue senior securities, bonds, or debentures.

      7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

      8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

      9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

      10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

      11.   Invest more than 25 percent of its assets in a single industry.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.

The Oregon Municipal Bond Fund may not:

      1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

      2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

      3. Purchase more than 10 percent of the voting securities of any issuer.

      4.    Buy or sell commodities or commodity future contracts.

      5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

      6.    Issue senior securities, bonds, or debentures.

      7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

      8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

      9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

      10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

      11.   Invest more than 25 percent of its assets in a single industry.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

      1.    Buy or sell commodities or commodity futures contracts.

      2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

      3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

      4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

      5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

      7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

      8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

      9.    Purchase securities of other open-end investment companies.

      10.   Issue senior securities, bonds, or debentures.

      11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

      13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      14.   Invest in companies to exercise control or management.

      15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

      17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA DAILY INCOME COMPANY

The Columbia Daily Income Company may not:

      1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Fund's shares or as maturities allow.

      2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

      3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Fund will not invest more than 25 percent of its assets in any other single industry.

      4.    Buy or sell real estate.

      5.    Buy or sell commodities or commodity contracts.

      6. Make loans to others (the purchase of obligations in which the Fund is authorized to invest will not constitute loans) except that the Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof if no more than 10 percent of the Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

      7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

      8.    Purchase securities on margin.

      9.    Sell securities short.

      10.   Write or purchase put or call options.

      11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

      12.   Invest in companies to exercise control or management.

      13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

INVESTMENT RESTRICTIONS UNDER RULE 2a-7

      Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. (The Fund, however, will be invested in short-term debt obligations maturing within 12 months.) Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

      The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

      Investment policies by the Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Fund are restricted to the following:

      1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

      2. Commercial paper which, if rated by S&P or Moody's is rated A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Fund.

      3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Fund.

      4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are CDs, bankers' acceptances, and letters of credit.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

      Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The directors and officers of the Funds are listed below, together with their principal business occupations. All principal business occupations have been held for more than five years, except as follows: Columbia Technology Fund and Columbia Strategic Value Fund since October 2000; Columbia National Municipal Bond Fund since January 1999; and Columbia Small Cap Fund since August 1996.


J. JERRY INSKEEP, JR.,* + Age 70, Chairman and Director of each Fund; Chairman and Trustee of CMC Fund Trust ("CMC Trust"); Consultant to FleetBoston Financial Corporation (since December 1997); formerly President of the CMC Trust and each of the Columbia Funds; formerly Chairman and a Director of Columbia Funds Management Company (the "Adviser"), Columbia Management Co., and Columbia Trust Company (the "Trust Company"); and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.


JAMES C. GEORGE, Age 68, Director of each Fund (since June 1994) and Trustee of CMC Trust (since December 1997). Mr. George, former investment manger of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.


PATRICK J. SIMPSON, Age 56, Director of each Fund (since April 2000) and Trustee of CMC Trust (since April 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, + Age 60, Director of each Fund and Trustee of CMC Trust; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.


JEFF B. CURTIS,* Age 47, President and Assistant Secretary of each Fund and CMC Trust (since April 2000); Director and President of Columbia Financial (since October 1999); Director and Senior Vice President (since January 1999) and Secretary (since April 1993) of the Trust Company; Director (since December
1997) and Senior Vice President (since January 1999) of the Adviser and Columbia Management Co. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, Columbia Management Co., the Trust Company, and Columbia Financial (from April 1993 to December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


THOMAS L. THOMSEN,* Age 57, Vice President of each Fund and CMC Trust (since April 2000); President and Chief Investment Officer (since December 1997) and Director (since 1980) of the Trust Company; Director (since 1982), President and Chief Investment Officer (since December 1997) of the Adviser; Director (since
1989), President and Chief Investment Officer (since December 1997) of Columbia Management Co. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, Columbia Management Co. and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


MYRON G. CHILD,* Age 61, Vice President of each Fund and CMC Trust (since April
2000); Vice President of the Trust Company (since December 1997); Vice President of the Adviser and Columbia Management Co. (since December 1997). Prior to becoming Vice President of the Adviser and Columbia Management Co., Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


KATHLEEN M. GRIFFIN,* Age 42, Vice President of each Fund and CMC Trust (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November 1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


JEFFREY L. LUNZER,* Age 40, Vice President of each Fund and CMC Trust (since April 2000); Vice President of the Trust Company (since April 2000), the Adviser and Columbia Management Co. (since January 1999). Prior to becoming Vice President of the Trust Company, the Adviser and Columbia Management Co., Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and Columbia Management Co., Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November
1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 49, Vice President of each Fund and CMC Trust (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November 1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


MARK A. WENTZIEN,* Age 41, Secretary of each Fund and CMC Trust (since April
2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Associate Counsel of the Trust Company (since January 1999); Vice President-Legal of the Adviser and Columbia Management Co. (since July 1999), and Associate Counsel (from April 1997 to June 1999). Prior to joining the Adviser and Columbia Management Co., Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


      *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no fees or salaries from any Fund or the CMC Trust.

      +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.

      The following table sets forth compensation received by the disinterested directors for 2000. No officer of the Funds received any compensation from the Funds in 2000.


                               COMPENSATION TABLE

                                                                                            Compensation from
                                               Aggregate compensation                         Fund Complex,
          DIRECTOR                             From Fund, per Director                        per Director*
          --------                             -----------------------                        -------------
Thomas R. Mackenzie**                   Common Stock Fund                      $1,315            $16,000
                                                                                                  ------
Patrick J. Simpson***                   Growth Fund                            $3,004
                                        International Stock Fund               $297
                                        Special Fund                           $1,512
                                        Small Cap Fund                         $604
                                        Real Estate Fund                       $455
                                        Balanced Fund                          $1,460
                                        Columbia Daily Income Company          $1,604
                                        Short Term Bond Fund                   $48
                                        Fixed Income Securities Fund           $514
                                        Oregon Municipal Bond Fund             $565
                                        High Yield Fund                        $106
                                        National Municipal Bond Fund           $15
                                        Strategic Value Fund                   $1
                                        Technology Fund                        $-

James C. George                         Common Stock Fund                      $2,630            $32,000
                                                                                                  ------
                                        Growth Fund                            $6,009
                                        International Stock Fund               $595
                                        Special Fund                           $3,023
                                        Small Cap Fund                         $1,207
                                        Real Estate Fund                       $910
                                        Balanced Fund                          $2,920
                                        Columbia Daily Income Company          $3,208
                                        Short Term Bond Fund                   $97
                                        Fixed Income Securities Fund           $1,028
                                        Oregon Municipal Bond Fund             $1,129
                                        High Yield Fund                        $211

                                        National Municipal Bond Fund           $29
                                        Strategic Value Fund                   $3
                                        Technology Fund                        $1

Richard L. Woolworth****                Common Stock Fund                      $2,745            $33,000
                                                                                                  ------
                                        Growth Fund                            $6,270
                                        International Stock Fund               $620
                                        Special Fund                           $3,155
                                        Small Cap Fund                         $1,260
                                        Real Estate Fund                       $950
                                        Balanced Fund                          $3,047
                                        Columbia Daily Income Company          $3,347
                                        Short Term Bond Fund                   $101
                                        Fixed Income Securities Fund           $1,073
                                        Oregon Municipal Bond Fund             $1,178
                                        High Yield Fund                        $220
                                        National Municipal Bond Fund           $31
                                        Strategic Value Fund                   $3
                                        Technology Fund                        $-


*Includes compensation Messrs. Woolworth, Mackenzie, Simpson and George received as Trustees of CMC Trust. The Investment Adviser for CMC Trust is Columbia Management Co., an affiliate of the Adviser.


** Mr. Mackenzie retired at the end of April, 2000.


*** Mr. Simpson joined the board May 1, 2000.


****Includes compensation received by Mr. Woolworth for serving on each Fund's Executive Committee.

      PFPC Distributors, Inc. ("PFPC"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. Columbia Financial has entered into a broker-dealer agreement with PFPC to distribute the Funds' shares. PFPC and Columbia Financial do not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.


      At January 31, 2001, officers and directors, as a group, owned of record or beneficially less than 1 percent of each Fund, other than for the following funds:


Strategic Value Fund             43,860 shares                      2.54%
Technology Fund                  41,175 shares                      4.80%


At January 31, 2001, Mr. Inskeep owned 25,340 shares, 2.34% of the National Municipal Bond Fund.


      At January 31, 2001, to the knowledge of the Funds, no person owned of record or beneficially more than 5 percent of the outstanding shares of any Fund except the following record owners: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned 2,712,314 shares of the Fixed Income Securities Fund (9.11 percent of the total shares outstanding), 3,291,816 shares of the Growth Fund (7.18 percent of the total shares outstanding), 2,495,928 shares of the Special Fund (5.91 percent of the total shares outstanding), 2,729,203 shares of the Common Stock Fund (7.34 percent of the total shares outstanding), 4,885,922 shares of the Balanced Fund (9.90 percent of the total shares outstanding), 3,492,240 shares of the High Yield Fund (23.25 percent of the total shares outstanding), 12,134,387 shares of the Real Estate Fund (49.36 percent of the total shares outstanding), 3,173,106 shares of the Small Cap Fund (15.48 percent of the total shares outstanding), 115,823 shares of the Strategic Value Fund (6.72 percent of the total shares outstanding); Standard Insurance Company, P.O. Box 711, Portland, Oregon 97207, which owned 3,370,471 shares of the Special Fund (7.98 percent of the total shares outstanding); National Financial Service Corp., P.O. Box 3908 Church Street Station, New York, New York 10008, which owned 2,078,706 shares of the Real Estate Fund (8.45 percent of the total shares outstanding), 2,345,491 shares of the High Yield Fund (15.61 percent of the total shares outstanding); Wells Fargo Bank Minnesota FBO Mentor Graphics 401K Plan, P.O. Box 1533, Minneapolis, Minnesota 55480, which owned 2,016,285 shares of the Common Stock Fund (5.42 percent of the total shares outstanding); The Agnew Family Trust, P.O. Box 1350, Portland, Oregon 97207, which owned 128,402 shares of the National Municipal Bond Fund (11.86 percent of the total shares outstanding); Lita and Paul Luvera , P.O. Box 1350, Portland, Oregon 97207, who owned 156,824 shares of the National Municipal Bond Fund (14.49 percent of the total shares outstanding); Gunilla Finrow, P.O. Box 1350, Portland, Oregon 97207, who owned 85,132 shares of the National Municipal Bond Fund (7.86 percent of the total shares outstanding); Intermountain Health Care 401 (K), P.O. Box 92956, Chicago, Illinois 60675, which owned 1,587,828 shares of the Small Cap Fund (7.75 percent of the total shares outstanding); PFPC Global Fund Services, 4400 Computer Drive, Westborough, MA 01581, which owned 1,776,329 shares of the Fixed Income Securities Fund (5.96 percent of the total shares outstanding); Fleet National Bank, P.O. Box 92800, Rochester, New York 14692, which owned 63,322 shares of the National Municipal Bond Fund (5.85 percent of the total shares outstanding); Columbia Trust Co. Trustee FBO Columbia Management Co. Employee Retirement/401
(K)-Participant, P.O. Box 1350, Portland, Oregon 97207, which owned 145,535 shares of the Strategic Value Fund (8.44 percent of the total shares outstanding); Portland Art Museum Investment Fund, P.O. Box 1350, Portland, Oregon 97207, which owned 111,171 shares of the Strategic Value Fund (6.45 percent of the total shares outstanding); Robert H. and Janice Schock Revocable Trust, P.O. Box 1228, Bend, Oregon 97209, who owned 107,157 shares of the Strategic Value Fund (6.21 percent of the total shares outstanding).


--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

      The investment adviser to each of the Funds is Columbia Funds Management Company (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract, the Adviser provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

      The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      Information regarding calculation of the advisory fee payable to the Adviser is set forth in the Prospectus. Advisory fees paid by each of the Funds for each of the last three years were:

FUND                                                2000            1999                1998
----                                                ----            ----                ----
Common Stock Fund                              $5,844,592      $5,181,352         $5,136,336
Growth Fund                                   $12,038,582     $10,562,644         $8,591,359
International Stock Fund                       $2,197,202      $1,592,405         $1,414,138
Special Fund                                   $9,717,028      $7,081,977         $9,054,501
Small Cap Fund                                 $4,514,814      $1,745,238         $1,246,153
Real Estate Fund                               $2,527,697      $1,549,192         $1,221,370
Technology Fund*                                   $4,427             ___                ___
Strategic Value Fund*                              $5,281             ___                ___
Balanced Fund                                  $5,393,886      $5,094,253         $4,512,177
Short Term Bond Fund                             $177,533        $194,635           $194,507
Fixed Income Securities Fund                   $1,886,459      $2,105,357         $2,050,200
National Municipal Bond Fund**                    $54,029         $27,095                ___
Oregon Municipal Bond Fund                     $2,073,536      $2,246,866         $2,149,321
High Yield Fund                                  $463,725        $405,284           $292,249
Columbia Daily Income Company                  $5,482,957      $5,232,688         $5,005,974


      ---------------
      *These Funds commenced operations on November 9, 2000.
      **The Fund commenced operations February 1999.

      A portion of the Adviser's fees are used to pay financial intermediaries for services they provide to investors who invest in the Funds through such financial intermediary. In 2000, the Adviser paid financial intermediaries the following amounts:


FUND                                                2000
----                                                ----
Common Stock Fund                                $308,618
Growth Fund                                      $197,637
International Stock Fund                          $17,301
Special Fund                                     $253,188
Small Cap Fund                                   $218,068
Real Estate Fund                                 $294,537
Technology Fund*                                   $7,000
Strategic Value Fund*                              $7,000
Balanced Fund                                    $351,684
Short Term Bond Fund                                 $689
Fixed Income Securities Fund                      $92,685
National Municipal Bond Fund**                        ___
Oregon Municipal Bond Fund                        $14,241
High Yield Fund                                   $40,012
Columbia Daily Income Company                      $2,477


         ---------------
*These Funds commenced operations on November 9, 2000.
**The Fund commenced operations February 1999.


      The Adviser has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Adviser with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Adviser, also contacts brokerage firms to conduct securities transactions for the Funds. The Adviser pays CMC a fee for these services. A Fund's expenses are not increased by this arrangement, and no amounts are paid by a Fund to CMC under this agreement.

      The transfer agent and dividend crediting agent for the Funds is Columbia Trust Company ("Trust Company"). Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. During 1999, each Fund paid the Trust Company a per account fee of $1.66 per month for each shareholder account with the Fund existing at any time during the month. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Fund and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. In addition to the transfer agent services described above, the Trust Company has hired PFPC Distributors, Inc. ("PFPC") as a sub-transfer agent to provide services related to fund transactions processed through the National Securities Clearing Corporation on behalf of the Common Stock Fund, Growth Fund, Special Fund, Real Estate Fund, Small Cap Fund, Balanced Fund, High Yield Fund and Fixed Income Securities

Fund. Each of the above Funds has agreed to pay the Trust Company the costs incurred by Trust Company in connection with the services provided by PFPC.


      Fees paid to the Trust Company for services performed in 2000 under each transfer agent agreement were $856,897 for the Common Stock Fund, $1,503,680 for the Growth Fund, $531,651 for the International Stock Fund, $894,543 for the Special Fund, $434,025 for the Small Cap Fund, $205,578 for the Real Estate Fund, $1,208 for the Technology Fund, $916 for the Strategic Value Fund, $926,971 for the Balanced Fund, $92,944 for the Short Term Bond Fund, $344,754 for the Fixed Income Securities Fund, $154,311 for the Oregon Municipal Bond Fund, $112,296 for the High Yield Fund, $1,020,730 for the Columbia Daily Income Company and $37,369 for the Columbia National Municipal Bond Fund.

      The Adviser, the Trust Company and CMC are indirect wholly owned subsidiaries of Fleet Boston Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research. On a semi-annual basis, the Adviser's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Adviser's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

      In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

      The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Adviser and its affiliates might be useful to the Adviser in carrying out its obligations to a Fund.

      Total brokerage commissions paid by each of the respective Funds for each of the last three years were:

FUND                                             2000                   1999                   1998
----                                             ----                   ----                   ----
Common Stock Fund                           $1,702,381             $1,569,579            $2,596,285
Growth Fund                                 $3,469,603             $4,155,391            $3,732,855
International Stock Fund                    $1,085,143               $724,858              $524,840
Special Fund                                $2,539,187             $2,633,780            $3,382,721
Small Cap Fund                                $802,568               $421,852              $375,120
Real Estate Fund                              $638,603               $491,959              $110,166
Balanced Fund                               $1,087,755             $1,013,023            $1,220,034
Technology Fund*                                $2,313                    ___                   ___
Strategic Value Fund*                          $25,633                    ___                   ___


*These Funds commenced operations November 9, 2000


      No brokerage commissions were paid by the Columbia Daily Income Company, the Short Term Bond Fund, the Fixed Income Securites Fund, the Oregon Municipal Bond Fund, or the High Yield Fund during the last three years. Of the commissions paid in 2000, the Common Stock Fund paid $178,354, the Growth Fund paid $280,678, the Special Fund paid $179,806, the Small Cap Fund paid $5,677, the Balanced Fund paid $123,140, the Real Estate Fund paid $3,000, the Strategic Value Fund paid $5,614 and the Technology Fund paid $496 to acquire third-party research or products.


      Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Adviser may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers. The Adviser may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. On October 1, 1999, Robertson, Stephens became an affiliated broker dealer of Adviser. Each Fund may use Robertson Stephens to execute purchase and sale orders. In each case the percentage of aggregate brokerage commissions that may be paid to, and the aggregate dollar amount of transactions involving, Robertson Stephens, is not expected to exceed 1 percent. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the Investment Company Act of 1940. As well as procedures adopted by the Funds.


      Buy and sell orders of a Fund may be aggregated by the Adviser with those of other Funds or accounts or other investment pools managed by the Adviser or affiliates of the Adviser to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Adviser, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Adviser will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Adviser may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Adviser shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.


      Since 1967, the Adviser and the Funds have had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

      The Adviser and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

      Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.


           FUND                                               DATE
           ----                                               ----
           Common Stock Fund                                  1991
           Growth Fund                                        1967
           International Stock Fund                           1992
           Special Fund                                       1985
           Small Cap Fund                                     1996
           Real Estate Fund                                   1994
           Technology Fund                                    2000

           Strategic Value Fund                               2000
           Balanced Fund                                      1991
           Short Term Bond Fund                               1986
           Fixed Income Securities Fund                       1983
           National Municipal Bond Fund                       1999
           Oregon Municipal Bond Fund                         1984
           High Yield Fund                                    1993
           Columbia Daily Income Company                      1974


      All shares of each Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS

      A detailed discussion of how you may purchase, redeem and exchange shares in each of the Funds is discussed in the Prospectus. The following information and polices is supplemental to that found in the Prospectus.

                  INVESTMENT MINIMUMS. Although the Adviser has established minimum investment amounts, it may, at its sole discretion, waive the minimum purchase and account size requirements for certain group plans or accounts opened by agents or fiduciaries (such as a bank trust department, investment adviser, or securities broker), for individual retirement plans or in other circumstances.

                  TELEPHONE REDEMPTIONS. You may experience some difficulty in implementing a telephone redemption during periods of intense economic or financial market changes or activity. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders.

                  REDEMPTIONS BY DRAFT. The processing of drafts against a Columbia Daily Income Company account is subject to the rules and regulations of the Columbia Daily Income Company's commercial bank. These arrangements do not establish a checking or other account between you and the bank for the purpose of Federal Deposits Insurance or otherwise. The agreements and procedures followed by the Columbia Daily Income

                  Company relates solely to the bank's intermediary status for redemption of investments in the Columbia Daily Income Company.

                  AUTOMATIC WITHDRAWALS. If your account value in any Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from that Fund in accordance with either of the following withdrawal options:

                           Income earned - you may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25.00.

                           Fixed Amount - you may elect to receive a monthly or quarterly fixed amount of $50 or more.

                  Automatic withdrawals will be made within seven days after the end of the month or quarter to which they related.

                           To the extent redemptions for automatic withdrawals
                  exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to be closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

                           An automatic withdrawal plan may be modified or
                  terminated at any time upon prior notice by the Fund or the shareholder.

                  REDEMPTION OF RECENTLY PURCHASED SHARES. If a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. If you request the redemption (by draft or other means) of Columbia Daily Income Company shares recently purchased by check, the proceeds will not be transmitted until the earlier to occur of your check clearing or 15 days from the purchase date. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

                           There is no charge for redemption payments that are
                  mailed. Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

                  EXCHANGES. You may use proceeds from the redemption of shares of any Fund to purchase share of other Funds offering shares for sale in your state of residence. Before making an exchange, you should read the portions of the Prospectus relating to the Fund or Funds into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that Fund in accordance with its policy for accepting investments. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

                           Telephone exchange privileges are available to you
                  automatically, unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of a Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and any Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

                  INVOLUNTARY REDEMPTIONS. Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

                           -        Your account balance falls below $500.
                                    However, if you wish to maintain that
                                    account, you may during the 60-day notice period either: (i) add to your account to bring it up to the required minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

                           - You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

                           - You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status".

                           The Funds also reserve the right to close a
                  shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

                  PROCESSING YOUR ORDERS. Orders received by a Fund other than the Columbia Daily Income Company will be processed the day they are received. Since the Columbia Daily Income Company invests in obligations normally requiring payment in federal funds, purchase orders will not be processed unless received in federal funds or until converted by the Fund into federal funds. Checks or negotiable U.S. bank drafts require one day to convert into federal funds. Checks drawn on banks that are not members of the Federal Reserve System may take longer to convert into federal funds. Prior to conversion into federal funds, your money will not be invested or working for you. Information about federal funds is available from any U.S. bank that is a member of the Federal Reserve System.

                           Orders received before the close of regular trading
                  on the NYSE (normally 4 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Funds reserve the right to reject any order.

                           Shares purchased will be credited to your account on
                  the record books of the applicable Fund. The Funds will not issue share certificates except on request. Certificates for fractional shares will not be issued.

                  REDEMPTIONS. Each Fund reserves the right to redeem Fund shares in cash or by payment-in-kind. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act pursuant to which a Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

      The net asset value ("NAV") per share of each Fund is determined by the Adviser, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Directors. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain debt securities for which daily market quotations are not readily available, or for which the Adviser believes the quotations do not accurately value the security in question, may be valued by the Adviser, pursuant to guidelines established by the Fund's Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      Investments in the Columbia Daily Income Company and other temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Adviser, under procedures adopted by the Fund's Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

      The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

      U S Bank N.A. (a "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian for each Fund, except the International Stock Fund. The Custodian provides custody services to the International Stock Fund with respect to domestic securities held by the Fund. J.P. Morgan Chase & Co. ("Chase" or a "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, acts as the general custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Adviser. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Fund's custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, at the discretion of the Board, by Chase, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

      The Adviser determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.


--------------------------------------------------------------------------------
                  ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The financial statements of each Fund for the year ended December 31, 2000, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent accountants, are included in the 2000 Annual Report to Shareholders of the Funds. PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

      To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

      (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

      (b) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either
(i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

      If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, and (2) that is entered into in the normal course of business primarily to manage the risk of price changes or currency fluctuations with respect to the Fund's investments. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

      OREGON MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Municipal Bond Fund and the National Municipal Bond Fund intend to have at least 50 percent of the value of their total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

      Distributions properly designated by the Oregon Municipal Bond Fund and the National Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Municipal Bond Fund and the National Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

      Any loss realized upon the redemption of shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

      Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to

"adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, ALL exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12% on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

      In some cases, exempt-interest dividends paid by the Oregon Municipal Bond Fund and the National Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

      Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Municipal Bond Fund and the National Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

      "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's portfolios will be made by the Oregon Municipal Bond Fund and the National Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Municipal Bond Fund or the National Municipal Bond Fund.

      At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

      If either the Oregon Municipal Bond Fund or the National Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

      Shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Municipal Bond Fund and the National Municipal Bond Fund and the value of portfolio securities held by the these Funds would be affected.


      OTHER FUNDS. Shareholders of Funds other than the Oregon Municipal Bond Fund and the National Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the Strategic Value Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder. However, distributions from the Columbia Daily Income Company, the Fixed Income Securities Fund, the Short Term Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITS"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.


      GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose,
Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Municipal Bond Fund and the National Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.

      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Columbia Daily Income Company, which distributes its earnings daily and has few or no capital gains.

      Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall. A Fund may utilize earnings and profits distributed to shareholders on redemptions made during the year in determining the actual distributions made to the shareholders for that year.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will NOT apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

FOREIGN INCOME TAXES

      The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Small Cap Fund, the Real Estate Fund, the Technology Fund, the Strategic Value Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

      If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

      No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

      Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICS.

      The Real Estate Fund, and to a lesser extent certain other Funds (see INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

      NATIONAL MUNICIPAL BOND FUND. Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.

      OREGON MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax also generally are subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states, other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

      Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

      The Oregon Municipal Bond Fund and the National Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

      SHORT TERM BOND FUND AND FIXED INCOME FUND. Individuals, trusts, and estates will not be subject to Oregon personal income tax on dividends properly designated by the Short Term Bond Fund as derived from interest on U.S. government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Short Term Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Short Term Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. Local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

GENERAL INFORMATION

      Capital gains distributed to shareholders of both the Oregon Municipal Bond Fund and the National Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

      The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion.

Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

      This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

      The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Columbia Daily Income Company) will fluctuate so that shares when redeemed may be worth more or less than their original cost.

THE COLUMBIA DAILY INCOME COMPANY

      Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, i.e.:

net change in value of account of one share x 365 = Current
-------------------------------------------   ---
value of account at beginning of period       7     Yield

The current yield for Columbia Daily Income Company for the seven days ended December 31, 2000 was 6.00%.


      Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, i.e.:

                         365/7
[(base period return + 1)     ] -1 = Compounded Effective Yield

The compounded effective yield for the Columbia Daily Income Company for the seven days ended December 31, 2000 was 6.18%.

      The determination of net change in the value of an account for purposes of the Columbia Daily Income Company yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Columbia Daily Income Company includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE REAL ESTATE FUND AND THE FIXED INCOME SECURITIES FUNDS


      Current yields of the Real Estate Fund, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the High Yield Fund, and the National Municipal Bond Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                  6
              Yield = 2 [(a-b + 1)  -1]
                          ---
                          cd

Where:     a =    dividends and interest earned during the period.

           b =    expenses accrued for the period (net of reimbursement).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

      The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. For the 30 day period ended December 31, 2000 the current yields for the Real Estate Fund, the Short Term Bond Fund, the Fixed Income Securities Fund, the Oregon Municipal Bond Fund, the High Yield Fund and the National Municipal Bond Fund were 4.76%, 5.95%, 6.31%, 4.51%, 8.63%, and 4.53%, respectively.

      The Oregon Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:

Tax Equivalent Yield =      a   +   c   + e
                           ---    ---
                           1-b    1-d

Where:     a =    that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

           b = highest then-existing marginal combined Federal and Oregon income tax rate.

           c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

           d =    highest then-existing federal income tax rate.

           e = that portion of the current yield of the Fund that is not tax exempt.

      The National Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:

Tax Equivalent Yield =      a  + c
                           ---
                           1-b

Where:     a =    that portion of the current yield of the Fund that is exempt from federal income tax.

           b =    highest then-existing marginal federal income tax rate.

           c = that portion of the current yield of the Fund that is not tax exempt.

      The Short Term Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:

Tax Equivalent Yield =      a   + c
                           ---
                           1-b

Where:     a =    that portion of the current yield of the Fund that is exempt from Oregon income tax.

           b =    highest then existing marginal Oregon income tax rate.

           c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

      The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n  = ERV

Where:     P =    a hypothetical initial payment of $1000

           T =    average annual total return

           n =    number of years

         ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)

      Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If a Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated. Total return figures for the Funds for the applicable periods is set forth in the Funds' Prospectus in the Section entitled "INFORMATION ABOUT THE COLUMBIA FUNDS."



      The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.





      The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Standard & Poor's Mid cap 400, Dow Jones, Russell Indices, Nasdaq stock indices, the NAREIT Equity Index, and the Lehman and Salomon bond indices, and the Merrill Lynch 1-5 year government/corporate Index or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.




      In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

      The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Columbia Daily Income Company) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured up to $100,000. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual report are incorporated by reference into this Statement of Additional Information.

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 23.   EXHIBITS

           (a)    Registrant's Articles of Incorporation.(1)

           (b)    Restated Bylaws.(1)

           (c)    Specimen Stock Certificate.(1)

           (d)    Investment Advisory Contract.(1)

           (e)    Distribution Agreement.*

           (f)    Not applicable.

           (g1)   Custodian Contract with U S Bank N.A.(1)

           (g2)   Custodian Agreement with Morgan Stanley Trust Company.(1)

           (h)    Transfer Agent Agreement.(1)

           (i)    Opinion of Counsel - Not applicable for this filing.

           (j)    Consent of Accountants.*

           (k)    Omitted Financial Statements - Not applicable.

           (l)    Not applicable.

           (m)    12b-1 Plan - Not applicable.

           (n)    Rule 18f-3 Plan - Not applicable.

           (o)    Not applicable.

           (p)    Code of Ethics.*

           (q)    All Powers of Attorney.(2)

           (1) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File No. 33-48994 filed February 23, 1998.

           (2) Incorporated herein by reference to Post-Effective Amendment No. 18 to Columbia Short Term Bond Fund's Registration Statement on Form N-1A, File No. 33-8843 filed December 15, 2000.

           *    Filed herewith.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           The Registrant is controlled by its Board of Directors, whose members also serve as members of the Boards of Directors or Trustees of the following investment companies: Columbia Common Stock Fund, Inc., Columbia Special Fund Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Technology Fund, Inc., Columbia Strategic Value Fund, Inc., and CMC Fund Trust, each of which, including the Registrant, is organized under the laws of the State of Oregon. The Registrant and all of the other investment companies listed above, except for CMC Fund Trust, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("the Adviser"). Each series of CMC Fund Trust has an investment advisory contract with Columbia Management Co., an Oregon corporation ("CMC"). FleetBoston Financial Corporation ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.

Item 25.   INDEMNIFICATION

           Oregon law and the articles of incorporation and bylaws of the Registrant provide that any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant to the fullest extent not prohibited by the Oregon Business Corporation Act and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission.

           Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit, or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

           Information regarding the businesses of the Advisor and its officers and directors is set forth under "Management" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Neither the Adviser nor any of its directors or officers has engaged in any business, profession, vocation or employment other than that of providing investment management services. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27.   PRINCIPAL UNDERWRITERS

           Pursuant to a distribution agreement with each of the Columbia Funds, including the Registrant, PFPC Distributors, Inc. is authorized to sell shares of each fund to the public. No commission or other compensation is received by PFPC Distributors, Inc. in connection with the sale of shares of the Columbia Funds. Certain information on each director and officer of PFPC Distributors, Inc. is set forth below:


Name and Principal                     Positions and Offices                 Positions and Offices
Business Address*                   with Provident Distributors                  with Registrant
------------------                  ---------------------------              ---------------------
Joseph T. Gramlich                  Chairman                                          None

Gary M. Gardner                     President and Chief Executive Officer             None

Bruno DiStefano                     Vice President                                    None

Susan K. Moscaritolo                Vice President                                    None

Francis Koudelka                    Vice President                                    None

Elizabeth T. Holtsbery              Vice President                                    None

Rita G. Adler                       Chief Compliance Officer                          None

Christine A. Ritch                  Chief Legal Officer, Secretary and Clerk          None

Bradley A. Stearns                  Assistant Secretary and Assistant Clerk           None

John L. Wilson                      Assistant Secretary and Assistant Clerk           None

Douglas D. Castagna                 Controller                                        None

Craig D. Stokarski                  Treasurer                                         None

Robert F. Crouse                    Director                                          None

Susan G. Keller                     Director                                          None


*The principal business address for each director and officer of PFPC Distributors, Inc. is:


3200 Horizon Drive
King of Prussia, PA  19406

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           The records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Registrant, Columbia Funds Management Company, and Columbia Trust Company at 1301 S.W. Fifth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and The Chase Manhattan Bank, 3 Chase Metrotech Center, Brooklyn, New York 11245.

Item 29.   MANAGEMENT SERVICES

           Not applicable.

Item 30.   UNDERTAKINGS

           Not applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 20th day of February, 2001.

                                      COLUMBIA INTERNATIONAL STOCK FUND, INC.

                                      By  JEFF B. CURTIS
                                         ---------------------------------------
                                          Jeff B. Curtis
                                          President


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 20th day of February, 2001 by the following persons in the capacities indicated.


(i)        Principal executive officer:



           JEFF B. CURTIS                              President
----------------------------------------------
           Jeff B. Curtis


(ii)       Principal accounting and
           financial officer:



           JEFFREY L. LUNZER                           Vice President
----------------------------------------------
           Jeffrey L. Lunzer


(iii)      Directors:



*          JAMES C. GEORGE                             Director
----------------------------------------------
           James C. George

*          J. JERRY INSKEEP, JR.                       Chairman and Director
----------------------------------------------
           J. Jerry Inskeep, Jr.



*          PATRICK J. SIMPSON                          Director
----------------------------------------------
           Patrick J. Simpson



*          RICHARD L. WOOLWORTH                        Director
----------------------------------------------
           Richard L. Woolworth



*By:       JEFF B. CURTIS
     --------------------------------
           Jeff B. Curtis
           Attorney-In-Fact

                     COLUMBIA INTERNATIONAL STOCK FUND, INC.

                                  EXHIBIT INDEX

  EXHIBIT         DESCRIPTION

     (a)          Registrant's Articles of Incorporation.(1)

     (b)          Restated Bylaws.(1)

     (c)          Specimen Stock Certificate.(1)

     (d)          Investment Advisory Contract.(1)

     (e)          Distribution Agreement.*

     (f)          Not applicable.

     (g1)         Custodian Contract with U S Bank N.A.(1)

     (g2)         Custodian Agreement with Morgan Stanley Trust Company.(1)

     (h)          Transfer Agent Agreement.(1)

     (i)          Opinion of Counsel - Not applicable for this filing.

     (j)          Consent of Accountants.*

     (k)          Omitted Financial Statements - Not applicable.

     (l)          Not applicable.

     (m)          12b-1 Plan - Not applicable.

     (n)          Rule 18f-3 Plan - Not applicable.

     (o)          Not applicable.

     (p)          Code of Ethics.*

     (q)          All Powers of Attorney.(2)

     (1) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File No. 33-48994 filed February 23, 1998.

     (2) Incorporated herein by reference to Post-Effective Amendment No. 18 to Columbia Short Term Bond Fund's Registration Statement on Form N-1A, File No. 33-8843 filed December 15, 2000.

     *   Filed herewith.